State Street Research
                               Institutional Funds
                                  Annual Report

                                January 31, 2001

            One Financial Center o Boston, MA o 02111 o 617 357-1200

             Note: Not to be used for general solicitation purposes.

                              State Street Research
                             Core Fixed Income Fund

                              A bond fund focusing
                            on U.S. investment grade
                            fixed-income securities.

                              State Street Research
                           Core Large Cap Growth Fund

                        A stock fund seeking competitive
                          total returns relative to the
                         Standard & Poor's 500 Composite
                                  Stock Index.

                              State Street Research
                           Core Plus Fixed Income Fund

                       A bond fund investing in investment
                        grade fixed-income securities and
                       using an opportunistic approach to
                       high yield and foreign securities.

                              State Street Research
                              Large Cap Growth Fund

                        A stock fund seeking competitive
                          total returns relative to the
                           Russell 1000 Growth Index.

                                                           State Street Research
                                                          Core Fixed Income Fund

Management's Discussion of                                As of January 31, 2001
Fund Performance

The bond markets posted relatively strong performance over the past 12 months, as slower economic growth led to a significant decline in interest rates. Absent surging energy prices, inflation continues to remain under control. The Treasury sector was the primary beneficiary in this environment, benefiting not only from lower rates but also from the Treasury's active buyback program of Treasury debt funded by significant federal budget surpluses. Slower growth has a negative impact on corporate earnings, and the credit sectors underperformed the Treasury sector this year. The impact on the corporate market was stunning, with the securities of a number of investment grade issuers posting negative total returns for the year. Eroding credit quality, consolidation within the broker-dealer community, lower capital commitments to trading operations and changing fundamentals within the corporate markets contributed to the poor showing in both investment grade and high yield corporates. High-quality spread sectors - agencies, asset backed and commercial mortgage backed securities -performed well as investors favored the anticipated cash flows offered by these securities. Mortgage-backed securities posted strong returns for the year, falling behind treasuries in the fourth quarter as interest rates fell to levels not far from where significant prepayment risk lies.

The return on the Core Fixed Income Fund trailed its benchmark, the Lehman Brothers Aggregate Bond Index primarily due to the Fund's corporate sector strategy in the first half of the year. Our overweight in corporate securities negatively impacted performance as spreads continued to widen. We upgraded the credit quality of the portfolio to reflect the increased risk of credit-related events -- positioning the portfolio in higher grade corporate and U.S. Agency securities. The downgrades of two investment-grade corporate holdings, Conseco and Finova, accounted for over half of the Fund's underperformance relative to the benchmark. Adjustments in our corporate strategy in the second half of the year contributed to strong performance in the Fund over that time period.

Our overweight in the mortgage sector enhanced the Fund's returns relative to the benchmark as the yield on these securities contributed to income. As the year drew to a close we moved to an underweight mortgage position in order to help insulate the Fund from an increase in prepayments that will likely be triggered by lower interest rates. Our overweight positions in high quality spread sectors performed well as investors preferred the liquidity and anticipated income that these securities offer relative to the corporate sector.

The Federal Reserve has begun to aggressively respond to a rapidly decelerating economy. The weakness in both the new economy (technology) and the old economy (bricks and mortar) raises the risk of a hard landing, if the Fed is unsuccessful in stimulating growth through easier monetary policy. We expect the trend toward a steeper yield curve to continue over the course of the year, and are increasing our concentration in intermediate maturities.

                     Change in Value of $10,000 Based on the
             Lehman Brothers Aggregate Bond Index Compared to Change in Value of $10,000 Invested in Core Fixed Income Fund

[Line Chart Data]

                                                                                             Value of Account at Year End:
                                                           Inception 08/02/1999             1/31/2000            1/31/2001
--------------------------------------------------------------------------------------------------------------------------
SSR Institutional Funds: Core Fixed Income - Class I             $10,000                      10,119              11,396
SSR Institutional Funds: Core Fixed Income - Class II            $10,000                      10,122              11,399
SSR Institutional Funds: Core Fixed Income - Class III           $10,000                      10,126              11,424
SSR Institutional Funds: Core Fixed Income - Class IV            $10,000                      10,128              11,431

Lehman Aggregate Bond Index                                      $10,000                      10,066              11,457

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gains distributions and income dividends. Lehman Brothers Aggregate Bond Index is a commonly used index of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                                                           State Street Research
                                                     Core Plus Fixed Income Fund

Management's Discussion of                                As of January 31, 2001
Fund Performance

The bond markets posted relatively strong performance over the past 12 months, as slower economic growth led to a significant decline in interest rates. Absent surging energy prices, inflation continues to remain under control. The Treasury sector was the primary beneficiary in this environment, benefiting not only from lower rates but also from the Treasury's active buyback program of Treasury debt funded by significant federal budget surpluses. Slower growth has a negative impact on corporate earnings, and the credit sectors underperformed the Treasury sector this year. The impact on the corporate market was stunning, with the securities of a number of investment grade issuers posting negative total returns for the year. Eroding credit quality, consolidation within the broker-dealer community, lower capital commitments to trading operations and changing fundamentals within the corporate markets contributed to the poor showing in both investment grade and high yield corporates.

High yield bonds were hit particularly hard as the prospects of high yield issuers are highly dependent on both the strength of the economy and of the equity markets, neither of which had a positive impact on the sector. The low prices within the sector attracted buying in early 2001, but remain significantly discounted to par. High-quality spread sectors -- agencies, asset backed and commercial mortgage backed securities -- performed well as investors favored the anticipated cash flows offered by these securities. Mortgage-backed securities posted strong returns for the year, falling behind treasuries in the fourth quarter as interest rates fell to levels not far from where significant prepayment risk lies. Non-U.S. markets underperformed U.S. markets

The return on the Core Plus Fixed Income Fund trailed its benchmark, the Lehman Brothers Aggregate Bond Index primarily due to the Fund's corporate sector strategy in the first half of the year. Our overweight in corporate securities negatively impacted performance as spreads continued to widen. We upgraded the credit quality of the portfolio to reflect the increased risk of credit-related events -- positioning the portfolio in higher grade corporate and U.S. Agency securities. The downgrades of two investment-grade corporate holdings, Conseco and Finova, accounted for over half of the Fund's underperformance relative to the benchmark. Adjustments in our corporate strategy in the second half of the year contributed to strong performance in the Fund over that time period.

We reduced our allocation to high-yield securities in the first half of the year, which reduced the impact of the underperformance of the sector on the Fund's return. Our strategy of focusing on cash flow-positive, primarily BB-rated securities helped. As the economic picture clears we will be adding back to these positions to take advantage of the discounted prices offered in the sector.

Our overweight in the mortgage sector enhanced the Fund's returns relative to the benchmark as the yield on these securities contributed to income. As the year drew to a close we moved to an underweight position in order to insulate the Fund from an increase in prepayments that will likely be triggered by lower interest rates. Our overweight positions in high-quality spread sectors performed well, as investors preferred the liquidity and anticipated income that these securities offer relative to the corporate sector.

We maintained a low allocation to non-U.S. securities during the year as we expected the U.S. to post strong returns relative to non-U.S. markets. We used market weakness to initiate positions in a basket of U.S.- dollar denominated emerging market debt. Following the rally in U.S. markets, securities in several developed markets became attractive and we took positions in these securities.

The Federal Reserve has begun to aggressively respond to a rapidly decelerating economy. The weakness in both the new economy (technology) and the old economy (bricks and mortar) raises the risk of a hard landing, if the Fed is unsuccessful in stimulating growth through easier monetary policy. We expect the trend toward a steeper yield curve to continue over the course of the year, and are increasing our concentration in intermediate maturities.

                     Change in Value of $10,000 Based on the
             Lehman Brothers Aggregate Bond Index Compared to Change
           in Value of $10,000 Invested in Core Plus Fixed Income Fund

[Line Chart Data]

                                                                                             Value of Account at Year End:
                                                             Inception 08/02/1999            1/31/2000            1/31/2001
---------------------------------------------------------------------------------------------------------------------------
SSR Institutional Funds: Core Fixed Income Plus - Class I           $10,000                    10,162              11,440
SSR Institutional Funds: Core Fixed Income Plus - Class II          $10,000                    10,166              11,466
SSR Institutional Funds: Core Fixed Income Plus - Class III         $10,000                    10,170              11,481
SSR Institutional Funds: Core Fixed Income Plus - Class IV          $10,000                    10,172              11,487

Lehman Aggregate Bond Index                                         $10,000                    10,066              11,457

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gains distributions and income dividends. Lehman Brothers Aggregate Bond Index is a commonly used index of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                                                           State Street Research
                                                      Core Large Cap Growth Fund

Management's Discussion of                                As of January 31, 2001
Fund Performance

The twelve months ending January 31, 2001 was a difficult year for growth stocks and a challenging year for the State Street Research Core Large Cap Growth Fund. Class IV shares returned -1.83% (does not reflect sales charge). It underperformed the S&P 500 Index, which returned -0.90%.

The last twelve months have witnessed a profound change in the U.S. economy, as expectations abruptly shifted from inflationary overheating to recession. After six consecutive interest rate hikes, the Federal Reserve Board announced in December that it had dropped its bias for raising interest rates. In early January, in advance of its next regularly scheduled meeting, it cut rates.

After a record year in 1999 and a strong start in January 2000, telecom and other technology stocks led the markets downward in the remainder of 2000 before rebounding in January 2001. Yet some major sectors of the market soared. The "other energy" sector led the way, the result of higher natural gas prices. Also, financial services and health care stocks also posted good returns as investors sought earnings stability.

After a strong first calendar quarter, growth stocks lagged value stocks as the dot.com bubble deflated and the Federal Reserve raised interest rates to slow the U.S. economy. We successfully positioned the portfolio for this transition, emphasizing companies with more modest, but more visible and less uncertain growth prospects.

Although we anticipated that the Fed's efforts would succeed, our economic and market outlook near the end of the calendar year was, in retrospect, too optimistic, as we underestimated both the dimension and the pace of the economic slowdown and its severe impact on technology stocks. Our decision to add to technology stocks in the third quarter hurt subsequent performance as technology continued to fall; the result was below index returns in the fourth quarter and for the fiscal year.

Reacting to signs of the slowing economy, many of our fourth quarter trades involved purchasing companies which we believed to have prospects for positive earnings growth rates and internal drivers of earnings growth. Conversely, we attempted to identify and pare back those issues whose earnings growth is dependent upon broad economic expansion.

We expect a slower economy to lead to more pressure on earnings and profit margins and continued market volatility, especially in the first half of 2001. However, the fund has been taking steps to anticipate this environment by emphasizing more defensive sectors.

In the year to come, we anticipate that the economy may be constrained by a weak manufacturing sector and less strong consumer spending. It is expected to be helped by sustained activity in services (now over one-half of the economy) and an improved housing component, which is being aided by lower mortgage rates. A somewhat weaker dollar (especially against the euro) may help our exports compete and assist our companies doing business overseas. In addition to lower interest rates, good news may also come in the form of reduced inflationary pressures.

Financial markets are usually leery of economies and companies that are in transition to lower rates of growth. It is too early in this cycle to know exactly where the economy will come out in terms of growth rate, and the precise timing of the start of the decline in short rates is uncertain. Therefore, we expect a continuation of the recent market volatility. However, given the substantial reduction in equity valuations and our expectations for positive earnings growth in 2001, we believe that equities will provide positive returns for the year.

In closing, we will continue to monitor developments in the global economy and the financial markets closely. Our portfolio strategy will be adjusted as opportunities to enhance returns are identified.

                     Change in Value of $10,000 Based on the
                     S&P 500 compared to Change in Value of
                 $10,000 Invested in Core Large Cap Growth Fund

[Line Chart Data]

                                                                                                Value of Account at Year End:
                                                              Inception 08/02/1999            1/31/2000              1/31/2001
------------------------------------------------------------------------------------------------------------------------------
SSR Institutional Funds: Core Large Cap Growth - Class I             $10,000                    10,940                10,722
SSR Institutional Funds: Core Large Cap Growth - Class II            $10,000                    10,950                10,737
SSR Institutional Funds: Core Large Cap Growth - Class III           $10,000                    10,950                10,752
SSR Institutional Funds: Core Large Cap Growth - Class IV            $10,000                    10,960                10,759

S&P 500 Index                                                        $10,000                    10,558                10,463

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gains distributions and income dividends. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of US stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                                                           State Street Research
                                                           Large Cap Growth Fund

Management's Discussion of                                As of January 31, 2001
Fund Performance

The twelve months ending January 31, 2001 was a difficult year for growth stocks and a challenging year for the State Street Research Large Cap Growth Fund. Class IV shares returned -9.85% (does not reflect sales charge). However, it outperformed the Russell 1000 Growth Index, which returned -12.98%.

The last twelve months have witnessed a profound change in the U.S. economy, as expectations abruptly shifted from inflationary overheating to recession. After six consecutive interest rate hikes, the Federal Reserve Board announced in December that it had dropped its bias for raising interest rates. In early January, in advance of its next regularlyscheduled meeting, it cut rates.

After a record year in 1999 and a strong start in January 2000, telecom and other technology stocks led the markets downward in the remainder of 2000 before rebounding in January 2001. The Russell 1000 Growth Index's technology sector and telecom-dominated utilities sectors pulled the Index down. Yet some major sectors of the market soared. The "other energy" sector led the way, the result of higher natural gas prices. Also financial services and health care stocks also posted double-digit returns as investors sought earnings stability.

After a strong first calendar quarter, growth stocks lagged value stocks as the dot.com bubble deflated and the Federal Reserve raised interest rates to slow the U.S. economy. We successfully positioned the portfolio for this transition, emphasizing companies with more modest, but more visible and less uncertain growth prospects.

Although we anticipated that the Fed's efforts would succeed, our economic and market outlook near the end of the calendar year was, in retrospect, too optimistic, as we underestimated both the dimension and the pace of the economic slowdown and its severe impact on technology stocks. Our decision to add to technology stocks in the third quarter hurt fourth quarter performance as technology continued to fall; the result was near index returns in the fourth quarter.

Reacting to signs of the slowing economy, many of our fourth quarter trades involved purchasing companies which we believed to have prospects for positive earnings growth rates and internal drivers of earnings growth. Conversely, we attempted to identify and pare back those issues whose earnings growth is dependent upon broad economic expansion.

While we believe the fund is appropriately positioned for the current economic environment, January's market was characterized by a sharp reversal of performance trends. Sectors, industries, and stocks which were the worst performers in late 2000 led the market as the year came to a close in January, and vice versa.

We expect a slower economy to lead to more pressure on earnings and profit margins and continued market volatility, especially in the first half of 2001. However, the fund has been taking steps to anticipate this environment by emphasizing more defensive sectors.

In the year to come, we anticipate the economy may be constrained by a weak manufacturing sector and less strong consumer spending. But it should be helped by sustained activity in services (now over one-half of the economy) and an improved housing component, which is being aided by lower mortgage rates. A somewhat weaker dollar (especially against the euro) may help our exports compete and assist our companies doing business overseas. In addition to lower interest rates, good news may also come in the form of reduced inflationary pressures.

Financial markets are usually leery of economies and companies that are in transition to lower rates of growth. It is too early in this cycle to know exactly where the economy will come out in terms of growth rate, and the precise timing of the start of the decline in short rates is uncertain. Therefore, we expect a continuation of the recent market volatility. However, given the substantial reduction in equity valuations and our expectations for positive earnings growth in 2001, we believe that equities will provide positive returns for the year.

In closing, we will continue to monitor developments in the global economy and the financial markets closely. Our portfolio strategy will be adjusted as opportunities to enhance returns are identified.

                     Change in Value of $10,000 Based on the
                     S&P 500 compared to Change in Value of
                    $10,000 Invested in Large Cap Growth Fund

[Line Chart Data]

                                                                                            Value of Account at Year End:
                                                          Inception 08/02/1999            1/31/2000              1/31/2001
--------------------------------------------------------------------------------------------------------------------------
SSR Institutional Funds: Large Cap Growth - Class I              $10,000                    12,310                11,076
SSR Institutional Funds: Large Cap Growth - Class II             $10,000                    12,320                11,092
SSR Institutional Funds: Large Cap Growth - Class III            $10,000                    12,330                11,108
SSR Institutional Funds: Large Cap Growth - Class IV             $10,000                    12,330                11,115

Russell 1000 Growth Index                                        $10,000                    11,868                10,327

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gains distributions and income dividends. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and is a commonly used measure of US stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                                                           State Street Research
                                                          Core Fixed Income Fund

Investment Portfolio                                            January 31, 2001

--------------------------------------------------------------------------------------------------
                                                       Principal         Maturity        Value
                                                        Amount             Date         (Note 1)
--------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 93.8%
U.S. Treasury 18.0%
U.S. Treasury Bond, 11.25% .....................      $  50,000          2/15/2015        $78,216
U.S. Treasury Bond, 9.25% ......................        125,000          2/15/2016        172,246
U.S. Treasury Bond, 8.875% .....................        250,000          2/15/2019        342,148
U.S. Treasury Bond, 8.125% .....................        175,000          8/15/2021        227,665
U.S. Treasury Bond, 6.75% ......................        425,000          8/15/2026        488,682
U.S. Treasury Bond, 3.875% .....................        105,901          4/15/2029        110,931
U.S. Treasury Bond, 6.25% ......................        225,000          5/15/2030        247,957
U.S. Treasury Note, 6.125% .....................         75,000          8/31/2002         76,571
U.S. Treasury Note, 5.875% .....................        975,000         11/15/2004      1,008,365
U.S. Treasury Note, 6.75% ......................         75,000          5/15/2005         80,356
U.S. Treasury Note, 6.50% ......................        125,000          2/15/2010        136,758
U.S. Treasury Note, 5.75% ......................        150,000          8/15/2010        156,633
                                                                                      -----------
                                                                                        3,126,528
                                                                                      -----------
U.S. Agency  Mortgage 41.7%
Federal National
 Mortgage Association, 7.00% ...................        300,000          7/15/2005        319,125
Federal National
 Mortgage Association, 7.125% ..................        525,000          6/15/2010        573,400
Federal National
 Mortgage Association, 6.50% ...................        454,568         12/01/2014        461,468
Federal National
 Mortgage Association, 6.50% ...................        120,753         12/01/2028        120,262
Federal National
 Mortgage Association, 6.50% ...................        134,374         12/01/2028        131,518
Federal National
 Mortgage Association, 6.50% ...................        193,330          5/01/2029        192,423
Federal National
 Mortgage Association, 6.50% ...................        350,791          7/01/2029        349,146
Federal National
 Mortgage Association, 7.00% ...................        266,580          8/01/2029        269,411
Federal National
 Mortgage Association, 7.00% ...................        228,371          8/01/2029        227,300
Federal National
 Mortgage Association, 7.00% ...................      1,069,375         10/01/2029      1,080,732
Federal National
 Mortgage Association, 7.125% ..................        125,000          1/15/2030        139,824
Federal National
 Mortgage Association, 7.00% ...................        281,582          2/01/2030        284,615
Federal National
 Mortgage Association, 7.25% ...................        100,000          5/15/2030        113,641
Federal National
 Mortgage Association TBA, 8.00% ...............        350,000         12/31/2030        360,938
Federal National
 Mortgage Association TBA, 8.00% ...............        225,000         12/31/2030        230,063
Federal National
 Mortgage Association TBA, 8.00% ...............        625,000         12/31/2030        636,719
Federal National
 Mortgage Association TBA, 8.00% ...............        275,000         12/31/2030        273,196
Government National
 Mortgage Association, 7.00% ...................        119,125          6/15/2028        120,950
Government National
 Mortgage Association, 7.00% ...................        462,144          4/15/2029        469,076
Government National
 Mortgage Association, 7.50% ...................         96,650         10/15/2029         99,156
Government National
 Mortgage Association, 7.50% ...................        439,459         11/15/2029        450,854
Government National
 Mortgage Association, 7.50% ...................        174,595         10/15/2030        179,120
Government National
 Mortgage Association TBA, 7.50% ...............        150,000         12/31/2030        153,891
                                                                                      -----------
                                                                                        7,236,828
                                                                                      -----------
Canadian-Yankee 2.4%
Bombardier Capital Inc. Note,
 7.30%+ ........................................        150,000         12/15/2002        152,934
Province of Quebec Deb.,
 7.125% ........................................        250,000          2/09/2024        260,900
                                                                                      -----------
                                                                                          413,834
                                                                                      -----------
Foreign Government 0.4%
                                                  Greek Drachma
Republic of Greece, 6.95% ......................         75,000          3/04/2008         78,687
                                                                                      -----------
Finance/Mortgage 18.9%
Associates Corp. of North America
 Note, 5.80% ...................................       $100,000          4/20/2004         99,961
Capital One Bank Note, 6.65% ...................         75,000          3/15/2004         73,942
CIT Group Inc., Sr. Note, 7.50% ................         75,000         11/14/2003         77,373
Citibank Credit Card Issuance Trust,
 Note Class 2000 C1, 7.45% .....................         75,000          9/15/2007         78,170
Citibank Credit Card Issuance Trust,
 Note Class 2001 B1, 6.129% ....................         75,000          1/15/2010         75,188
Citibank Credit Card Master
 Trust I, Series 1999, Class A, 6.65% ..........         50,000         11/15/2006         51,656
Citigroup Inc., Sub.
 Note, 7.25% ...................................        100,000         10/01/2010        104,919
Citigroup Inc., Global Senior
 Note, 6.50% ...................................        150,000          1/18/2011        149,960
Countrywide Funding Corp.
 Note, 6.25% ...................................         75,000          4/15/2009         72,418
Discover Card Master Trust,
 Series 2000 Class A, 6.35% ....................        150,000          7/15/2008        152,820
DLJ Commercial Mortgage Corp.,
 Commercial Mortgage
 Certificate Cl. A, 7.50% ......................         25,000          9/10/2010         26,188
Dynegy Holdings Inc., Sr
 Note, 8.125% ..................................         25,000          3/15/2005         26,295
First Union Lehman Brothers Bank
 Series 1998-C2 Cl. A1, 6.28% ..................        255,387          6/18/2007        258,899
Ford Motor Credit Co.
 Note, 7.00%, ..................................        200,000          9/25/2001        201,774
Ford Motor Credit Co.
 Note, 7.50% ...................................         50,000          3/15/2005         52,261
GMAC Commercial
 Mortgage Security Inc.
 99-C1 Cl. A2, 6.175% ..........................         75,000          5/15/2033         74,906

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                          Core Fixed Income Fund

Investment Portfolio (cont'd)                                   January 31, 2001

--------------------------------------------------------------------------------------------------
                                                       Principal         Maturity        Value
                                                        Amount             Date         (Note 1)
--------------------------------------------------------------------------------------------------
Household Finance Corp.,
 Note, 8.00% ...................................       $ 50,000          5/09/2005        $52,939
JP Morgan Chase & Co.,
 Note, 6.75% ...................................         75,000          2/01/2011         75,273
JP Morgan Commercial Mortgage
 Finance Corp., Mortgage Passthru
 Certificate 97 Cl. C, 7.238% ..................         75,000          9/15/2029         77,083
JP Morgan Commercial Mortgage
 Finance Corp., Mortgage
 Certificate 1999 Cl. A2, 6.507% ...............         75,000         10/15/2035         75,390
MBNA Master Credit Card Trust,
 1999B Asset Backed
 Certificate Cl. A, 5.90% ......................         25,000          8/15/2011         24,583
MBNA Master Credit Card Trust II,
 2000, Cl. A, 6.90% ............................         75,000          1/15/2008         78,257
MBNA Master Credit Card Trust II,
 Series 1999 J Cl. A, 7.00% ....................        125,000          2/15/2012        129,605
MBNA Master Credit Card Trust II,
 Series 2000 E Note, Cl. A, 7.80% ..............        125,000         10/15/2012        139,023
Morgan Stanley Capital Inc.,
 Commercial Certificate 1999
 Cl. 1, 5.91% ..................................        156,083          4/15/2008        155,865
Morgan Stanley Capital Inc.,
 Certificate 1999 Class A2, 6.21% ..............        175,000          9/15/2008        173,740
Nationslink Funding Corp.,
 Series 1998 Class A1, 6.00% ...................         65,068         11/20/2007         65,380
Nationslink Funding Corp.,
 Commercial Mortgage Passthru
 1998 2 Class A2, 6.476% .......................        100,000          7/20/2008        101,340
Nisource Finance Corp., 7.50%+ .................         50,000         11/15/2003         51,750
Peco Energy Transport Trust Series
 1999A Cl. A4, 5.80% ...........................        150,000          3/01/2007        149,718
PSE&G Transition Funding LLC,
 2001 1 Transition Bond
 Class A 5, 6.45% ..............................        125,000          3/15/2013        125,319
Qwest Capital Funding Inc., 7.90%+ .............         75,000          8/15/2010         80,080
West Penn Funding LLC Series
 1999A Cl. A3, 6.81% ...........................        150,000          9/25/2008        154,170
                                                                                      -----------
                                                                                        3,286,245
                                                                                      -----------
Corporate 12.4%
Ameren Energy Generating
 Co., 7.75%+ ...................................         50,000         11/01/2005         51,564
Atlantic Richfield Co.
 Note, 5.90% ...................................        125,000          4/15/2009        123,607
British Telecommunications
 PLC, 8.625% ...................................         50,000         12/15/2030         53,011
CK Witco Corp. Note, 8.50% .....................         25,000          3/15/2005         24,945
Clear Channel
 Communications, 7.25% .........................         75,000          9/15/2003         76,870
Coca-Cola Enterprises Inc.
 Deb., 6.75% ...................................         75,000          9/15/2028         75,196
Comcast Cable Communications
 Corp., Note, 6.75% ............................         75,000          1/30/2011         75,246
Conagra Inc., 7.875% ...........................         75,000          9/15/2010         82,408
Dominion Resources Inc.,
 Note, 7.40% ...................................         75,000          9/16/2002         76,644
Duke Energy Co., 7.125% ........................         75,000          9/03/2002         76,933
 El Paso Energy Corp. Sr
 Note, 6.625% ..................................        100,000          7/15/2001        100,580
Electronic Data Systems Corp.,
 Note, 7.125% ..................................         75,000         10/15/2009         77,050
Energy East Corp., Note, 7.75% .................         50,000         11/15/2003         51,461
Honeywell International Inc.
 Note, 7.50% ...................................         25,000          3/01/2010         27,042
International Paper Co.,
 Note, 6.666% ..................................         50,000          7/08/2002         49,955
International Paper Co.,
 Note, 8.00% ...................................         75,000          7/08/2003         77,847
Kroger Co. Sr. Note Series B,
 7.25% .........................................        100,000          6/01/2009        103,626
New Jersey Economic
 Development Authority Series A,
 7.425% ........................................        125,000          2/15/2029        136,939
News America Inc. Sr. Deb., 7.28% ..............         50,000          6/30/2028         44,861
NRG Energy Inc., 8.00% .........................         75,000         11/01/2003         76,630
NRG Energy South Central, 8.962%+ ..............         24,438          3/15/2016         24,407
Safeway Inc. Note, 7.00% .......................        150,000          9/15/2002        152,593
Southern California Edison Co.,
 Note, 7.20% ...................................         50,000         11/03/2003         39,000
Tyco International Group SA, 6.25% .............         50,000          6/15/2003         49,980
United Technologies Corp.
 Note, 6.70% ...................................        125,000          8/01/2028        124,439
Vodafone AirTouch PLC, 7.75% ...................        175,000          2/15/2010        187,868
Wal-Mart Stores, Inc. Note, 7.55% ..............         25,000          2/15/2030         28,468
Wells Fargo & Co., Note, 7.25% .................         75,000          8/24/2005         78,934
                                                                                      -----------
                                                                                        2,148,104
                                                                                      -----------
Total Fixed Income Securities
(Cost $15,767,325) .............................                                       16,290,226
                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                          Core Fixed Income Fund

Investment Portfolio (cont'd)                                   January 31, 2001

--------------------------------------------------------------------------------------------------
                                                       Principal         Maturity        Value
                                                        Amount             Date         (Note 1)
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 14.6%
American Express Credit
Corp., 5.47% ...................................       $430,000          2/12/2001       $430,000
Citicorp, 5.78% ................................        299,000          2/08/2001        299,000
General Electric Capital
 Corp., 5.85% ..................................        662,000          2/08/2001        662,000
Household Finance Corp., 5.65% .................        645,000          2/15/2001        645,000
Wells Fargo Financial Inc., 5.57% ..............        500,000          2/05/2001        500,000
                                                                                      -----------
Total Commercial Paper (Cost $2,536,000) .......                                        2,536,000

Total Investments (Cost $18,303,325) - 108.4% ..                                       18,826,226

Other Assets, Less Liabilities - (8.4%) ........                                       (1,458,626)
                                                                                      -----------
Net Assets - 100.0% ............................                                      $17,367,600
                                                                                      ===========

Federal Income Tax Information:

At January 31, 2001, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $18,305,591 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost                                                          $537,021

Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value                                                           (16,386)
                                                                                      -----------
                                                                                         $520,635
                                                                                      ===========

--------------------------------------------------------------------------------

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

+Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at January 31, 2001 were $348,834 and $360,735 (2.08% of net assets), respectively.

Futures contracts open at January 31, 2001, are as follows:

                                                                                       Unrealized Appreciation
          Type                         Notional Amount        Expiration Month             (Depreciation)
-----------------------------------------------------------------------------------------------------------------
5 Year U.S. Treasury Notes                $300,000               March, 2001                  $  8,932
10 Year U.S. Treasury Notes               $700,000               March, 2001                   (28,033)
                                                                                              --------
                                                                                              $(19,101)
                                                                                              ========

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                     Core Plus Fixed Income Fund

Investment Portfolio                                            January 31, 2001

--------------------------------------------------------------------------------------------------
                                                       Principal         Maturity        Value
                                                        Amount             Date         (Note 1)
--------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 97.7%
U.S. Treasury 13.5%
U.S. Treasury Bond, 10.625% ....................       $250,000          8/15/2015       $377,930
U.S. Treasury Bond, 8.875% .....................        200,000          2/15/2019        273,718
U.S. Treasury Bond, 8.125% .....................        175,000          8/15/2021        227,665
U.S. Treasury Bond, 6.75% ......................         50,000          8/15/2026         57,492
U.S. Treasury Bond, 3.875% .....................         79,323          4/15/2029         83,091
U.S. Treasury Bond, 6.25% ......................        175,000          5/15/2030        192,855
U.S. Treasury Note, 5.75% ......................        425,000          4/30/2003        434,099
U.S. Treasury Note, 5.875% .....................         50,000         11/15/2004         51,711
U.S. Treasury Note, 6.75% ......................         25,000          5/15/2005         26,785
U.S. Treasury Note, 6.50% ......................         75,000          2/15/2010         82,055
U.S. Treasury STRIPS, 0.00% ....................         50,000          2/15/2021         15,807
                                                                                      -----------
                                                                                        1,823,208
                                                                                      -----------
U.S. Agency  Mortgage 40.1%
Federal Home Loan
 Mortgage Corp., 6.75% .........................        175,000          9/15/2029        186,841
Federal National
 Mortgage Association, 6.00% ...................        175,000         12/15/2005        179,403
Federal National
 Mortgage Association, 6.625% ..................         25,000         10/15/2007         26,445
Federal National
 Mortgage Association, 7.125% ..................        300,000          6/15/2010        327,657
Federal National
 Mortgage Association, 6.50% ...................        223,945         12/01/2014        225,763
Federal National
 Mortgage Association, 6.50% ...................        100,628         12/01/2028        100,218
Federal National
 Mortgage Association, 6.50% ...................        357,944          5/01/2029        356,266
Federal National
 Mortgage Association, 6.50% ...................        351,665          8/01/2029        350,015
Federal National
 Mortgage Association, 7.00% ...................      1,116,843         10/01/2029      1,128,704
Federal National
 Mortgage Association, 7.00% ...................        120,271         11/01/2029        121,548
Federal National
 Mortgage Association, 7.00% ...................         47,567          2/01/2030         48,072
Federal National
 Mortgage Association, 7.00% ...................         48,327          5/01/2030         48,840
Federal National
 Mortgage Association, 7.25% ...................         50,000          5/15/2030         56,821
Federal National
 Mortgage Association TBA, 8.00% ...............        150,000         12/31/2030        154,688
Federal National
 Mortgage Association TBA, 8.00% ...............        400,000         12/31/2030        409,000
Federal National
 Mortgage Association TBA, 8.00% ...............        250,000         12/31/2030        254,688
Government National
 Mortgage Association, 7.00% ...................        289,861          5/15/2027        294,482
Government National
 Mortgage Association, 7.00% ...................        215,034          3/15/2028        218,328
Government National
 Mortgage Association, 7.00% ...................        218,396          6/15/2028        221,742
Government National
 Mortgage Association, 7.00% ...................        111,449          7/15/2028        113,156
Government National
 Mortgage Association, 7.50% ...................        463,873         11/15/2029        475,901
Government National
 Mortgage Association, 8.00% ...................        124,817         11/15/2030        129,066
                                                                                      -----------
                                                                                        5,427,644
                                                                                      -----------
Canadian-Yankee 2.4%
Bombardier Capital Inc.
 Note, 7.30% ...................................        125,000         12/15/2002        127,445
British Sky Broadcasting Group
 Note, 6.875% ..................................         75,000          2/23/2009         69,567
Province of Quebec, 7.125% .....................        125,000          2/09/2024        130,450
                                                                                      -----------
                                                                                          327,462
                                                                                      -----------
Foreign Government 5.1%
                                                           Euro
Republic of Germany, 5.25% .....................         75,000          1/04/2011         72,192
Republic of Greece, 8.80% ......................        161,408          6/19/2007        179,819

                                             New Zealand Dollar
Government of New Zealand,
 8.00% .........................................        100,000         11/15/2006         48,742

Republic of Brazil, 8.00%# .....................        123,141          4/15/2014        100,799
Republic of Bulgaria, 7.75%++ ..................        100,000          7/28/2011         78,250
Republic of Panama, 7.875%++ ...................         75,000          2/13/2002         75,072
Republic of Peru, 4.50% ........................         25,000          3/07/2017         16,539
Republic of Philippines, 7.50% .................         54,000         12/01/2009         48,600
Republic of Philippines, 9.875% ................         25,000          3/16/2010         23,313
United Mexican States, 9.875% ..................         50,000          2/01/2010         54,125
                                                                                      -----------
                                                                                          697,451
                                                                                      -----------
Finance/Mortgage 16.6%
Capital One Bank Note, 6.65% ...................         75,000          3/15/2004         73,942
CIT Group Inc., Senior Note, 7.50% .............         75,000         11/14/2003         77,373
Citibank Credit Card
 Issuance Trust, Series 2000 B
 Class B1, 7.05% ...............................         25,000          9/15/2005         26,067
Citigroup Inc., Note, 6.75% ....................         50,000         12/01/2005         51,525
Citigroup Inc., 7.25% ..........................        100,000         10/01/2010        104,919
Citigroup Inc.,
 Global Senior Note, 6.50% .....................         75,000          1/18/2011         74,980
Conseco Inc. Note, 8.75% .......................         25,000          2/09/2004         22,438
Conseco Inc. Note, 9.00% .......................         25,000         10/15/2006         22,125
Countrywide Funding Corp.,
 Note, 6.25% ...................................         75,000          4/15/2009         72,418
Discover Card Master Trust,
Series 2000 Cl. A, 6.35% .......................        125,000          7/15/2008        127,350
 DLJ Commercial Mortgage Corp.,
 Commercial Mortgage
Certificate Cl A, 7.50% ........................         25,000          9/10/2010         26,188

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                     Core Plus Fixed Income Fund

Investment Portfolio (cont'd)                                   January 31, 2001

--------------------------------------------------------------------------------------------------
                                                       Principal         Maturity        Value
                                                        Amount             Date         (Note 1)
--------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp.
 98-C2, 6.24% ..................................       $150,000         11/12/2031       $149,547
First Union Lehman
 Brothers Bank Series
 1998-C2 Cl. A1, 6.28% .........................        319,234          6/18/2007        323,624
FleetBoston Financial Corp.,
 Senior Note, 7.25% ............................         50,000          9/15/2005         52,563
Ford Motor Credit Co., 7.875% ..................         50,000          6/15/2010         53,238
GMAC Commercial
 Mortgage Security Inc.
 1999-C1 Cl. A2, 6.175% ........................         75,000          5/15/2033         74,906
JP Morgan Commercial
 Mortgage Finance Corp.,
 Mortgage Passthru Certificate
 97 Cl. C, 7.238% ..............................         75,000          9/15/2029         77,083
MBNA Master Credit Card Trust,
 1999B Asset Backed Certificate
 Cl. A, 5.90% ..................................         25,000          8/15/2011         24,583
MBNA Master Credit Card Trust II,
 Series 1999 M Asset
 Backed Certificate Cl. A, 6.60% ...............         75,000          4/16/2007         77,507
MBNA Master Credit Card
 Trust Series 1999-J-A,
 Series 1999 J Cl. A, 7.00% ....................        175,000          2/15/2012        181,447
Morgan Stanley Capital Inc.,
 Certificate 1999 Cl. A2, 6.21% ................         75,000          9/15/2008         74,460
Nationslink Funding Corp.,
 Certificate 1998 2 Cl. E, 7.105% ..............         25,000         11/20/2008         24,363
New Jersey Economic
 Development Authority,
 Series A, 7.425% ..............................         25,000          2/15/2029         27,388
Nisource Finance Corp., 7.50%+ .................         25,000         11/15/2003         25,875
Peco Energy Transport
 Trust Series 1999A Cl. A4, 5.80% ..............        150,000          3/01/2007        149,718
PNC Mortgage Acceptance Corp.,
 2000 C2 Certificate Cl
 A 1, 7.05% ....................................         74,220          9/15/2008         77,152
Qwest Capital
 Funding Inc., 7.90%+ ..........................         50,000          8/15/2010         53,386
West Penn Funding
 LLC Series 1999A Cl. A3, 6.81% ................        125,000          9/25/2008        128,475
                                                                                      -----------
                                                                                        2,254,640
                                                                                      -----------
Corporate 20.0%
Albertsons Inc. Sr. Deb., 7.45% ................         75,000          8/01/2029         70,586
Allied Waste North America Inc.
 Sr. Note, 7.625% ..............................         75,000          1/01/2006         72,562
Arizona Public
 Service Co., 7.625% ...........................         25,000          8/01/2005         26,330
Atlantic Richfield Co.
 Note, 5.90% ...................................        125,000          4/15/2009        123,607
Beckman Coulter Inc. Sr
 Note, 7.45% ...................................         50,000          3/04/2008         48,238
Calpine Corp. Sr
 Note, 7.75% ...................................         50,000          4/15/2009         47,767
Clear Channel
 Communications, Sr
 Note, 7.13% ...................................         50,000          6/15/2002         49,910
Coca-Cola Enterprises Inc.
 Deb., 6.75% ...................................         75,000          9/15/2028         75,196
Comcast Cable
 Communications Corp.,
 Note, 6.75% ...................................         75,000          1/30/2011         75,246
Dominion Resources Inc. Sr
 Note, 7.625% ..................................         75,000          7/15/2005         79,211
Duke Energy Co. Sr
 Note, 7.375% ..................................         75,000          3/01/2010         78,804
Dynegy Holdings Inc. Sr
 Note, 8.125% ..................................         25,000          3/15/2005         26,296
Echostar DBS Corp. Sr
 Note, 9.375% ..................................         50,000          2/01/2009         51,375
El Paso Energy Corp. Sr
 Note, 6.625% ..................................        125,000          7/15/2001        125,725
Electronic Data Systems Corp.
 Note, 7.45% ...................................        100,000         10/15/2029        100,267
Energy East Corp., Note, 7.75% .................         25,000         11/15/2003         25,731
Global Crossing Holdings Ltd.
 Sr. Note, 9.50% ...............................         50,000         11/15/2009         50,750
GTE Corp. Deb., 6.94% ..........................         75,000          4/15/2028         73,323
Harrah's Operating Inc. Sr
 Sub. Note, 7.875% .............................         50,000         12/15/2005         49,750
HCA Healthcare Co., Note, 8.75% ................         75,000          9/01/2010         79,500
Honeywell International Inc.
 Note, 7.50% ...................................         25,000          3/01/2010         27,042
International Paper Co.,
 Note, 8.00% ...................................        150,000          7/08/2003        155,694
Kroger Co. Sr
 Note Series B, 7.25% ..........................         75,000          6/01/2009         77,719
Lear Corp. Sr
 Note Series B, 7.96% ..........................         25,000          5/15/2005         24,853
McLeod USA Inc.,
 Note, 11.375% .................................         25,000          1/01/2009         26,438
MGM Grand Inc.
 Note, 9.75% ...................................         50,000          6/01/2007         53,000
News America Inc.
 Sr. Deb., 7.28% ...............................         25,000          6/30/2028         22,430
NRG Energy Inc., Note, 8.00% ...................         75,000         11/01/2003         76,630
Park Place Entertainment
 Corp. Sr. Sub. Note, 9.375% ...................         50,000          2/15/2007         52,000
Peco Energy
Transition Trust Note
 Series 2000 A Cl. A4, 7.65% ...................         75,000          3/01/2010         80,578
Pioneer Natural
 Resources Co. Sr. Note, 9.625% ................         50,000          4/01/2010         54,125
Safeway Inc. Note, 7.00% .......................        150,000          9/15/2002        152,593
Southern California
 Edison Co., Note, 7.20% .......................         50,000         11/03/2003         39,000
Sprint Capital Corp.,
 Note, 7.625% ..................................         75,000          6/10/2002         76,069

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                     Core Plus Fixed Income Fund

Investment Portfolio (cont'd)                                   January 31, 2001

--------------------------------------------------------------------------------------------------
                                                       Principal         Maturity        Value
                                                        Amount             Date         (Note 1)
--------------------------------------------------------------------------------------------------
Tenet Healthcare Corp. Sr
 Note, 8.00% ...................................        $50,000          1/15/2005        $50,875
Tyco International
 Group SA, 6.875% ..............................         75,000          9/05/2002         76,312
United Technologies Corp.
 Note, 6.70% ...................................         75,000          8/01/2028         74,663
Vodafone AirTouch PLC, 7.75% ...................         75,000          2/15/2010         80,515
Waste Management Inc.
 Note, 7.70% ...................................         50,000         10/01/2002         50,922
Wells Fargo & Co.,
 Note, 7.25% ...................................         75,000          8/24/2005         78,934
Williams Communications Corp.
 Sr. Note, 10.70% ..............................         50,000         10/01/2007         46,000
                                                                                      -----------
                                                                                        2,706,566
                                                                                      -----------
Total Fixed Income Securities
 (Cost $12,805,077) ............................                                       13,236,971
                                                                                      -----------
COMMERCIAL PAPER 6.9%
American Express
 Credit Corp., 5.47% ...........................        279,000          2/02/2001        279,000
General Electric
 Capital Corp., 5.85% ..........................        280,000          2/09/2001        280,000
Household Finance Corp., 5.65% .................        370,000          2/15/2001        370,000
                                                                                      -----------
Total Commercial Paper (Cost $929,000) .........                                          929,000
                                                                                      -----------
Total Investments
 (Cost $13,734,077)-104.6% .....................                                       14,165,971

Cash and Other Assets, Less Liabilities - (4.6%)                                         (618,546)
                                                                                      -----------
Net Assets - 100.0% ............................                                      $13,547,425
                                                                                      ===========
Federal Income Tax Information:

At January 31, 2001, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $13,737,193 was as follows: Aggregate gross unrealized appreciation for all investments in which there is an excess
  of value over tax cost                                                                 $477,431

Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value                                                           (48,653)
                                                                                      -----------
                                                                                         $428,778
                                                                                      ===========

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                     Core Plus Fixed Income Fund

Investment Portfolio (cont'd)                                   January 31, 2001

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

++ Interest rates on these floating-rate bonds will reset annually or biannually based on the six month London Interbank Offered Rate (LIBOR) plus .8125%.

# Payments of income may be made in cash or in the form of additional securities.

+Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at January 31, 2001 were $199,665 and $206,706 (1.53% of net assets), respectively.

Futures contracts open at January 31, 2001, are as follows:

                                                                                       Unrealized Appreciation
         Type                         Notional Amount         Expiration Month             (Depreciation)
-----------------------------------------------------------------------------------------------------------------
5 Year U.S. Treasury Notes                $400,000               March, 2001                   $12,104
10 Year U.S. Treasury Notes               $600,000               March, 2001                   (19,565)
                                                                                              --------
                                                                                               $(7,461)
                                                                                              ========

Forward currency exchange contracts outstanding at January 31, 2001 are as follows:

                                                                                         Unrealized
                                                   Total Value      Contract Price      Depreciation     Delivery Date
                                                 --------------     --------------      ------------     -------------
Sell Euro, Buy U.S. dollars ..................       70,000 EUR       0.93116EUR          $(3,009)          2/09/01

Sell Euro, Buy U.S. dollars ..................       24,900 EUR       0.93137EUR           (1,764)          2/20/01

Sell Greek drachma, Buy U.S.dollars ..........   20,646,000 GRD       0.00273GRD           (4,018)          2/09/01

Sell Greek drachma, Buy U.S.dollars ..........    5,385,000 GRD       0.00273GRD             (608)          2/09/01

Sell Greek drachma, Buy U.S.dollars ..........    4,955,000 GRD       0.00273GRD           (1,030)          2/20/01

Sell New Zealand dollars, Buy U.S. dollars ...      107,000 NZD       0.44259NZD           (4,705)          2/20/01
                                                                                         --------
                                                                                         $(15,134)
                                                                                         ========

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                      Core Large Cap Growth Fund

Investment Portfolio                                            January 31, 2001
--------------------------------------------------------------------------------
                                                                         Value
                                                             Shares    (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 95.2%
Consumer Discretionary 10.2%
Communications, Media
& Entertainment 7.1%
AOL Time Warner Inc.* ...........................              300      $15,768
International Inc.* .............................              270       13,989
Viacom Inc. Cl. B* ..............................              520       28,704
Walt Disney Co. .................................              575       17,509
                                                                     ----------
                                                                         75,970
                                                                     ----------
Retail 3.1%
Home Depot Inc ..................................              210       10,122
Target Corp. ....................................              290       11,014
Wal-Mart Stores, Inc. ...........................              200       11,360
                                                                     ----------
                                                                         32,496
                                                                     ----------
Total Consumer Discretionary                                            108,466
                                                                     ----------
Consumer Staples 6.4%
Beverages 4.3%
Anheuser-Busch Companies, Inc. ..................              520       22,547
PepsiCo Inc .....................................              520       22,916
                                                                     ----------
                                                                         45,463
                                                                     ----------
Drug & Grocery Store Chains 2.1%
Safeway Inc.* ...................................              440       22,295
                                                                     ----------
Total Consumer Staples                                                   67,758
                                                                     ----------
Financial Services 18.5%
Banks & Savings & Loan 2.5%
Bank One Corp. ..................................              410       16,072
Firstar Corp. ...................................              440       10,384
                                                                     ----------
                                                                         26,456
                                                                     ----------
Insurance 7.9%
Ace Ltd .........................................              835       30,895
American International Group Inc. ...............              160       13,603
Chubb Corp ......................................              190       13,680
Saint Paul Companies, Inc .......................              540       25,931
                                                                     ----------
                                                                         84,109
                                                                     ----------
Miscellaneous Financial 8.1%
Citigroup, Inc. .................................              876       49,030
Federal Home Loan Mortgage Corp .................              220       13,420
Marsh & McLennan Companies, Inc. ................              110       11,896
Morgan Stanley Dean Witter & Co. ................              140       11,865
                                                                     ----------
                                                                         86,211
                                                                     ----------
Total Financial Services                                                196,776
                                                                     ----------
Health Care 15.4%
Drugs & Biotechnology 15.4%
American Home Products Corp. ....................              350       20,685
Baxter International Inc ........................              345       30,319
Genzyme Corp.* ..................................              210       18,178
Pfizer Inc ......................................            1,000       45,150
Pharmacia Corp. .................................              550       30,811
Schering-Plough Corp. ...........................              380       19,152
                                                                     ----------
                                                                        164,295
                                                                     ----------
Total Health Care                                                       164,295
                                                                     ----------
Integrated Oils 3.0%
Integrated International 3.0%
Exxon Mobil Corp ................................              240       20,196
Total Fina Elf SA ADR ...........................              165       12,128
                                                                     ----------
                                                                         32,324
                                                                     ----------
Total Integrated Oils                                                    32,324
                                                                     ----------
Other 8.3%
Multi-Sector 8.3%
General Electric Co .............................              940       43,240
Tyco International Ltd ..........................              730       44,968
                                                                     ----------
Total Other                                                              88,208
                                                                     ----------
Other Energy 5.5%
Gas Pipelines 1.5%
El Paso Energy Corp .............................              250       15,725
                                                                     ----------
Oil & Gas Producers 1.7%
Anadarko Petroleum Corp .........................              325       18,493
                                                                     ----------
Oil Well Equipment & Services 2.3%
Noble Drilling Corp.* ...........................              545       24,590
                                                                     ----------
Total Other Energy                                                       58,808
                                                                     ----------
Producer Durables 1.5%
Telecommunications Equipment 1.5%
American Tower Corp. Cl. A* .....................              450       16,290
                                                                     ----------
Total Producer Durables                                                  16,290
                                                                     ----------
Technology 22.3%
Communications Technology 5.7%
Cisco Systems Inc.* .............................              500       18,719
Comverse Technology Inc.* .......................              100       11,331
General Motors Corp. Cl. H* .....................              730       20,426
JDS Uniphase Corp.* .............................              180        9,866
                                                                     ----------
                                                                         60,342
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                      Core Large Cap Growth Fund

Investment Portfolio (cont'd)                                   January 31, 2001
--------------------------------------------------------------------------------
                                                                         Value
                                                             Shares    (Note 1)
--------------------------------------------------------------------------------
Computer Software 7.4%
Amdocs Ltd.* ....................................              190      $14,879
Mercury Interactive Corp.* ......................              140       12,162
Microsoft Corp.* ................................              510       31,142
Oracle Systems Corp.* ...........................              300        8,738
Veritas Software Co.* ...........................              130       12,334
                                                                     ----------
                                                                         79,255
                                                                     ----------
Computer Technology 3.4%
EMC Corp.* ......................................              350       26,596
Sun Microsystems Inc.* ..........................              320        9,780
                                                                     ----------
                                                                         36,376
                                                                     ----------
Electronics 2.8%
Solectron Corp.* ................................              745       29,688
                                                                     ----------
Semi-Conductors/Components 3.0%
Intel Corp. .....................................              500       18,500
Texas Instruments Inc ...........................              295       12,921
                                                                     ----------
                                                                         31,421
                                                                     ----------
Total Technology                                                        237,082
                                                                     ----------
Utilities 4.1%
Telecommunications 4.1%
SBC Communications Inc ..........................              310       14,989
Sprint Corp.* ...................................              430       13,115
XO Communications Inc. Cl. A* ...................              620       15,267
                                                                     ----------
                                                                         43,371
                                                                     ----------
Total Utilities                                                          43,371
                                                                     ----------
Total Common Stocks (Cost $904,882) .............                     1,013,378
                                                                     ----------
Total Investments
 (Cost $904,882) - 95.2% ........................                     1,013,378

Cash and Other Assets,
 Less Liabilities-4.8% ..........................                        51,258
                                                                     ----------
Net Assets - 100.0%                                                  $1,064,636
                                                                     ==========
Federal Income Tax Information:

At January 31, 2001, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $912,670 was as follows:

Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost                   $153,785

Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value                    (53,077)
                                                                     ----------
                                                                       $100,708
                                                                     ==========

--------------------------------------------------------------------------------

*Nonincome-producing securities.

ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                           Large Cap Growth Fund

Investment Portfolio                                            January 31, 2001
--------------------------------------------------------------------------------
                                                                         Value
                                                             Shares     (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 95.6%
Consumer Discretionary 10.4%
Communications, Media & Entertainment 7.3%
AOL Time Warner Inc.* ...............................         650       $34,164
Gemstar TV Guide International Inc.* ................         280        14,507
Viacom Inc. Cl. B* ..................................         333        18,382
Walt Disney Co. .....................................         450        13,703
                                                                     ----------
                                                                         80,756
                                                                     ----------
Retail 3.1%
Home Depot Inc ......................................         250        12,050
Target Corp. ........................................         300        11,394
Wal-Mart Stores, Inc. ...............................         200        11,360
                                                                     ----------
                                                                         34,804
                                                                     ----------
Total Consumer Discretionary                                            115,560
                                                                     ----------
Consumer Staples 3.2%
Beverages 1.9%
PepsiCo Inc .........................................         470        20,713
                                                                     ----------
Drug & Grocery Store Chains 1.3%
Safeway Inc.* .......................................         280        14,188
                                                                     ----------
Total Consumer Staples                                                   34,901
                                                                     ----------
Financial Services 2.8%
Banks & Savings & Loan 1.1%
Bank One Corp. ......................................         310        12,152
                                                                     ----------
Miscellaneous Financial 1.7%
Citigroup, Inc. .....................................         333        18,638
                                                                     ----------
Total Financial Services                                                 30,790
                                                                     ----------
Health Care 20.5%
Drugs & Biotechnology 19.1%
American Home Products Corp. ........................         340        20,094
Baxter International Inc ............................         300        26,364
Genentech, Inc.* ....................................         170        10,072
Genzyme Corp.* ......................................         200        17,312
Johnson & Johnson ...................................         160        14,901
Pfizer Inc ..........................................       1,545        69,757
Pharmacia Corp. .....................................         580        32,492
Schering-Plough Corp. ...............................         400        20,160
                                                                     ----------
                                                                        211,152
                                                                     ----------
Hospital Supply 1.4%
Medtronic Inc .......................................         300        16,200
                                                                     ----------
Total Health Care                                                       227,352
                                                                     ----------
Other 10.1%
Multi-Sector 10.1%
General Electric Co .................................       1,750        80,500
Tyco International Ltd ..............................         500        30,800
                                                                     ----------
Total Other                                                             111,300
                                                                     ----------
Other Energy 3.6%
Gas Pipelines 1.0%
El Paso Energy Corp .................................         170        10,693
                                                                     ----------
Oil & Gas Producers 1.5%
Anadarko Petroleum Corp .............................         300        17,070
                                                                     ----------
Oil Well Equipment & Services 1.1%
Noble Drilling Corp.* ...............................         270        12,182
                                                                     ----------
Total Other Energy                                                       39,945
                                                                     ----------
Producer Durables 1.5%
Telecommunications Equipment 1.5%
American Tower Corp. Cl. A* .........................         460        16,652
                                                                     ----------
Total Producer Durables                                                  16,652
                                                                     ----------
Technology 40.8%
Communications Technology 11.0%
Cisco Systems Inc.* .................................       1,290        48,294
Comverse Technology Inc.* ...........................         150        16,997
Corning Inc. ........................................         190        10,775
General Motors Corp. Cl. H* .........................         810        22,664
JDS Uniphase Corp.* .................................         230        12,607
Juniper Networks Inc.* ..............................         100        10,668
                                                                     ----------
                                                                        122,005
                                                                     ----------
Computer Software 11.0%
Amdocs Ltd.* ........................................         250        19,578
i2 Technologies Inc.* ...............................         160         8,100
Mercury Interactive Corp.* ..........................         150        13,031
Microsoft Corp.* ....................................         830        50,682
Oracle Systems Corp.* ...............................         520        15,145
Veritas Software Co.* ...............................         160        15,180
                                                                     ----------
                                                                        121,716
                                                                     ----------
Computer Technology 6.7%
EMC Corp.* ..........................................         540        41,035
International Business Machines Corp. ...............         110        12,320
Sun Microsystems Inc.* ..............................         690        21,088
                                                                     ----------
                                                                         74,443
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                           Large Cap Growth Fund

Investment Portfolio (cont'd)                                   January 31, 2001
--------------------------------------------------------------------------------
                                                                         Value
                                                             Shares     (Note 1)
--------------------------------------------------------------------------------
Electronics 4.6%
Applera Corp. - Applied Biosystems Group ............          140      $11,760
Solectron Corp.* ....................................          980       39,053
                                                                     ----------
                                                                         50,813
                                                                     ----------
Semi-Conductors/Components 7.5%
Analog Devices Inc.* ................................          430       26,918
Intel Corp. .........................................        1,090       40,330
Texas Instruments Inc ...............................          360       15,768
                                                                     ----------
                                                                         83,016
                                                                     ----------
Total Technology                                                        451,993
                                                                     ----------
Utilities 2.7%
Telecommunications 2.7%
Sprint Corp.* .......................................          460       14,030
XO Communications Inc. Cl. A* .......................          640       15,760
                                                                     ----------
                                                                         29,790
                                                                     ----------
Total Utilities                                                          29,790
                                                                     ----------
Total Common Stocks and Investments
 (Cost $967,652) - 95.6% ............................                 1,058,283

Cash and Other Assets,
 Less Liabilities-4.4% ..............................                    48,717
                                                                     ----------
Net Assets - 100.0%                                                  $1,107,000
                                                                     ==========

--------------------------------------------------------------------------------
                                                                        Value
                                                                      (Note 1)
--------------------------------------------------------------------------------

Federal Income Tax Information:

At January 31, 2001, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $976,713 was as follows:

Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost                   $147,830

Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value                    (66,260)
                                                                     ----------
                                                                        $81,570
                                                                     ==========

--------------------------------------------------------------------------------

*Nonincome-producing securities.

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                             Institutional Funds

Statements of Assets and Liabilities                            January 31, 2001

                                                        State Street      State Street        State Street        State Street
                                                          Research         Research            Research             Research
                                                         Core Fixed     Core Plus Fixed      Core Large Cap         Large Cap
                                                        Income Fund       Income Fund         Growth Fund          Growth Fund
                                                        -----------       -----------         -----------          -----------
Assets
Investments, at value* ..............................   $18,826,226       $14,165,971          $1,013,378           $1,058,283
Collateral for securities on loan ...................     2,136,006         2,074,147             243,121              287,316
Cash ................................................            --            16,622              33,082               18,635
Receivable for securities sold ......................       516,537                --              20,455               32,813
Interest and dividends receivable ...................       199,242           186,046                 298                  240
Receivable from Adviser .............................        22,872            22,223               5,021                5,204
Other assets ........................................         1,678               478                  13                   28
                                                        -----------       -----------          ----------           ----------
                                                         21,702,561        16,465,487           1,315,368            1,402,519
Liabilities
Payable for collateral received on securities
loaned ..............................................     2,136,006         2,074,147             243,121              287,316
Payable for securities purchased ....................     2,188,033           816,862               7,024                7,391
Payable for open forward contracts ..................            --            15,134                  --                   --
Payable to custodian ................................         2,906                --                  --
Payable for variation margin ........................         2,172             1,437                  --                   --
Accrued management fee (Note 2) .....................         5,844             9,000                 477                  530
Accrued shareholder service fee (Note 5) ............            --             1,482                 110                  282
                                                        -----------       -----------          ----------           ----------
                                                          4,334,961         2,918,062             250,732              295,519
                                                        -----------       -----------          ----------           ----------
Net Assets ..........................................   $17,367,600       $13,547,425          $1,064,636           $1,107,000
                                                        ===========       ===========          ==========           ==========
Net assets consist of:
  Undistributed net investment income (loss) ........       $79,766           $52,384            $(16,405)            $(16,405)
  Unrealized appreciation of investments ............       522,901           431,894             108,496               90,631
  Unrealized depreciation of futures contracts ......       (19,101)           (7,461)                 --                   --
  Unrealized depreciation of forward contracts
    and foreign currency ............................            --           (14,832)                 --                   --
  Accumulated net realized gain (loss) ..............        21,198             8,006             (33,738)             (41,645)
  Paid-in capital ...................................    16,762,836        13,077,434           1,006,283            1,074,419
                                                        -----------       -----------          ----------           ----------
                                                        $17,367,600       $13,547,425          $1,064,636           $1,107,000
                                                        ===========       ===========          ==========           ==========

Net Assets - Class I ................................    $1,874,546          $519,818            $259,637             $273,118
Shares ..............................................       180,279            50,278              25,034               26,890
Net Asset Value and redemption price per share of
Class I shares ......................................        $10.40            $10.34              $10.37               $10.16
Net Assets - Class II ...............................    $6,079,828          $520,126            $259,661             $268,985
Shares ..............................................       584,897            50,278              25,034               26,481
Net Asset Value and redemption price per share of
Class II shares .....................................        $10.39            $10.35              $10.37               $10.16
Net Assets - Class III ..............................      $521,552          $520,237            $259,683             $269,009
Shares ..............................................        50,162            50,278              25,034               26,481
Net Asset Value and redemption price per share of
Class III shares ....................................        $10.40            $10.35              $10.37               $10.16
Net Assets - Class IV ...............................    $8,891,674       $11,987,244            $285,655             $295,888
Shares ..............................................       855,091         1,158,666              27,534               29,126
Net Asset Value and redemption price per share of
Class IV shares .....................................        $10.40            $10.35              $10.37               $10.16
Cost of Investments .................................   $18,303,325       $13,734,077            $904,882             $967,652
                                                        ===========       ===========          ==========           ==========

* (Including securities on loan valued at $2,115,520, $2,033,212, $230,663 and $271,661, respectively.)

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                             Institutional Funds

Statements of Operations

For the year ended January 31, 2001

                                                         State Street       State Street       State Street       State Street
                                                           Research           Research           Research          Research
                                                          Core Fixed       Core Plus Fixed     Core Large Cap      Large Cap
                                                         Income Fund         Income Fund        Growth Fund       Growth Fund
                                                         -----------         -----------        -----------       -----------
Investment Income
Interest (Note 1) ....................................   $1,065,699            $930,940              $572               $605
Dividends ............................................           --                  --             7,050              5,068
                                                         ----------          ----------          --------          ---------
                                                          1,065,699             930,940             7,622              5,673
Expenses
Management fee (Note 2) ..............................       61,776              52,529             6,400              7,155
Shareholder service fee - Class I (Note 5) ...........        8,185               1,512               851                955
Shareholder service fee - Class II (Note 5) ..........        7,162               1,008               568                634
Shareholder service fee - Class III (Note 5) .........          506                 504               284                317
Shareholder service fee - Class IV (Note 5) ..........        4,326               5,810               156                174
                                                         ----------          ----------          --------          ---------
                                                             81,955              61,363             8,259              9,235
Expenses borne by the Adviser (Note 3) ...............      (28,873)            (26,265)           (2,328)            (2,602)
                                                         ----------          ----------          --------          ---------
                                                             53,082              35,098             5,931              6,633
                                                         ----------          ----------          --------          ---------
Net investment income (loss) .........................    1,012,617             895,842             1,691               (960)
                                                         ----------          ----------          --------          ---------
Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency, Forward Contracts and
  Futures Contracts
Net realized gain (loss) on
  investments (Notes 1 and 4) ........................      146,653              72,876           (24,583)             1,053
Net realized loss on futures
  contracts (Note 1) .................................      (42,442)            (40,271)               --                 --
Net realized gain on forward contracts
  and foreign currency (Note 1) ......................           --              40,811                --                 --
                                                         ----------          ----------          --------          ---------
    Total net realized gain (loss) ...................      104,211              73,416           (24,583)             1,053
                                                         ----------          ----------          --------          ---------
Change in unrealized appreciation (depreciation)
  of investments .....................................      767,985             663,109             4,402           (122,949)
Change in unrealized depreciation
  of futures contracts ...............................      (19,587)             (7,461)               --                 --
Change in unrealized depreciation of
  forward contracts and foreign currency .............           --             (25,830)               --                 --
                                                         ----------          ----------          --------          ---------
Total change in unrealized
  appreciation (depreciation) ........................      748,398             629,818             4,402           (122,949)
                                                         ----------          ----------          --------          ---------
Net gain (loss) on investments, foreign currency
  and forward contracts ..............................      852,609             703,234           (20,181)          (121,896)
                                                         ----------          ----------          --------          ---------
Net increase (decrease) in net assets
  resulting from operations ..........................   $1,865,226          $1,599,076          $(18,490)         $(122,856)
                                                         ==========          ==========          ========          =========

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                             Institutional Funds

Statements of Changes in Net Assets

                                                              State Street Research                    State Street Research
                                                              Core Fixed Income Fund                 Core Plus Fixed Income Fund
                                                       ------------------------------------    ------------------------------------
                                                         August 2, 1999                         August 2, 1999
                                                       (Commencement of                        (Commencement of
                                                        Operations) to        Year ended        Operations) to        Year ended
                                                       January 31, 2000    January 31, 2001    January 31, 2000    January 31, 2001
                                                       ----------------    ----------------    ----------------    ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ..............................        $433,069          $1,012,617            $405,850            $895,842
Net realized gain (loss) on
  investments, foreign currency, forward
  contracts and futures contracts ..................         (33,470)            104,211              41,012              73,416
Change in unrealized appreciation (depreciation)
    of investments, foreign currency, forward
    contracts and futures contracts ................        (244,598)            748,398            (220,217)            629,818
                                                         -----------         -----------         -----------         -----------
Net increase resulting from operations .............         155,001           1,865,226             226,645           1,599,076

Dividends from net investment income:

  Class I ..........................................        (123,965)           (167,050)            (12,522)            (35,999)
  Class II .........................................         (11,677)           (245,050)            (12,738)            (36,452)
  Class III ........................................         (11,877)            (34,411)            (12,948)            (36,904)
  Class IV .........................................        (204,527)           (590,012)           (300,920)           (855,080)
                                                         -----------         -----------         -----------         -----------
                                                            (352,046)         (1,036,523)           (339,128)           (964,435)
                                                         -----------         -----------         -----------         -----------
Distributions from capital gains:

  Class I ..........................................         (16,215)                 --              (2,656)                 --
  Class II .........................................          (1,509)                 --              (2,656)                 --
  Class III ........................................          (1,509)                 --              (2,656)                 --
  Class IV .........................................         (25,702)                 --             (61,196)                 --
                                                         -----------         -----------         -----------         -----------
                                                             (44,935)                 --             (69,164)                 --

Net increase from fund share
    transactions (Note 6) ..........................      15,099,714           1,681,163          13,094,431                  --
                                                         -----------         -----------         -----------         -----------
Total increase in net assets .......................      14,857,734           2,509,866          12,912,784             634,641

Net Assets
Beginning of year ..................................              --          14,857,734                  --          12,912,784
                                                         -----------         -----------         -----------         -----------

End of year* .......................................     $14,857,734         $17,367,600         $12,912,784         $13,547,425
                                                         ===========         ===========         ===========         ===========

* (Including undistributed net investment income (loss) of $18,427, ($16,405), $17,208, and ($16,405), respectively).

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                             Institutional Funds

Statements of Changes in Net Assets (cont'd)

                                                              State Street Research                    State Street Research
                                                            Core Large Cap Growth Fund                 Large Cap Growth Fund
                                                       ------------------------------------   -------------------------------------
                                                        August 2, 1999                        August 2, 1999
                                                       (Commencement of                      (Commencement of
                                                        Operations) to        Year ended       Operations) to         Year ended
                                                       January 31, 2000    January 31, 2001   January 31, 2000     January 31, 2001
                                                       ----------------    ----------------   ----------------     ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss) .........................       $1,414              $1,691                $195               $(960)
Net realized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ..................       (8,158)            (24,583)             24,352               1,053
Change in unrealized appreciation (depreciation)
    of investments, foreign currency, forward
    contracts and futures contracts ..................      104,094               4,402             213,580            (122,949)
                                                         ----------          ----------          ----------          ----------
Net increase (decrease) resulting from operations ....       97,350             (18,490)            238,127            (122,856)

Dividends from net investment income:
    Class I ..........................................           --              (9,104)                 --              (8,809)
    Class II .........................................           --              (9,504)                 --              (9,165)
    Class III ........................................           --              (9,904)                 --              (9,594)
    Class IV .........................................           --             (11,087)                 --             (10,765)
                                                         ----------          ----------          ----------          ----------
                                                                 --             (39,599)                 --             (38,333)
                                                         ----------          ----------          ----------          ----------
Distribution from capital gains:
    Class I ..........................................           --                  --                  --              (7,590)
    Class II .........................................           --                  --                  --              (7,566)
    Class III ........................................           --                  --                  --              (7,566)
    Class IV .........................................           --                  --                  --              (8,317)
                                                         ----------          ----------          ----------          ----------
                                                                 --                  --                  --             (31,039)
                                                         ----------          ----------          ----------          ----------
Distributions in excess of capital gains:
    Class I ..........................................           --                (243)                 --              (8,888)
    Class II .........................................           --                (243)                 --              (8,754)
    Class III ........................................           --                (243)                 --              (8,754)
    Class IV .........................................           --                (268)                 --              (9,616)
                                                         ----------          ----------          ----------          ----------
                                                                 --                (997)                 --             (36,012)
                                                         ----------          ----------          ----------          ----------
Net increase from fund share
    transactions (Note 6) ............................    1,025,390                 982           1,025,374              71,739
                                                         ----------          ----------          ----------          ----------
Total increase (decrease) in net assets ..............    1,122,740             (58,104)          1,263,501            (156,501)

Net Assets
Beginning of year ....................................           --           1,122,740                  --           1,263,501
                                                         ----------          ----------          ----------          ----------
End of year* .........................................   $1,122,740          $1,064,636          $1,263,501          $1,107,000
                                                         ==========          ==========          ==========          ==========

* (Including undistributed net investment income (loss) of $18,427, ($16,405), $17,208, and ($16,405), respectively).

The accompanying notes are an integral part of the financial statements.

                                                           State Street Research
                                                             Institutional Funds

Notes to Financial Statements                                   January 31, 2001

Note 1

State Street Research Institutional Funds (the "Trust") is a Massachusetts business trust organized on March 3, 1999 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research Core Fixed Income Fund (the "Core Fixed Fund"), State Street Research Core Plus Fixed Income Fund (the "Core Plus Fund"), State Street Research Core Large Cap Growth Fund (the "Core Large Cap Growth Fund") and State Street Research Large Cap Growth Fund (the "Large Cap Growth Fund") (collectively the "Funds").

The investment objectives of the Funds are as follows: The Core Fixed Fund and the Core Plus Fund seek competitive total returns primarily from investing in fixed income securities. The Core Large Cap Growth Fund and the Large Cap Growth Fund seek to provide long-term growth of capital.

The Funds each offer four classes of shares. Class I shares of Core Large Cap Growth Fund and Large Cap Growth Fund may only be purchased by certain institutional investors, such as retirement plans, foundations, endowments, corporations, partnerships, trusts, or similar institutional investors. Class I shares of Core Fixed Fund and Core Plus Fund may only be purchased by institutional investors, as well as private clients with existing advisory relationships with State Street Research & Management Company (the "Advisor"), an indirect wholly owned subsidiary of MetLife, Inc ("MetLife"). The minimum initial investment for Class I shares is $1 million. Class I shares pay a shareholder service fee of 0.30% of average net assets. Class II, Class III and Class IV shares may only be purchased by institutional investors, as well as private clients with existing advisory relationships with the Adviser. The minimum initial investment for Class II, Class III and Class IV shares are $5 million, $15 million and $25 million, respectively. The shareholder service fees for Class II, Class III and Class IV shares are 0.20%, 0.10% and 0.05%, respectively.

The Funds' expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Funds in preparing their financial statements, and such policies are in conformity with generally accepted accounting principles.

      A. Investment Valuation

      Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed Income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

      B. Forward Contracts and Foreign Currencies

      The Core Plus Fund has entered into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by a fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between

                                                           State Street Research
                                                             Institutional Funds

Notes (cont'd)                                                  January 31, 2001

      currency traders (usually large commercial banks) and their customers. Risk may arise from the potential liability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in a fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. A fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of a fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

      Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

      C. Security Transactions

      Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

      D. Net Investment Income

      Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Funds. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Funds are charged for expenses directly attributable to them, while indirect expenses are allocated among all funds in the Trust.

      E. Dividends

      Dividends from net investment income are declared and paid or reinvested quarterly for the Core Fixed Fund and the Core Plus Fund and annually, if any, for the Core Large Cap Growth Fund and the Large Cap Growth Fund. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended January 31, 2001, Core Large Cap Growth Fund and Large Cap Growth have designated as long-term $930 and $10,661, respectively, of the distributions from net realized gains.

      Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gain and losses and wash sale deferrals.

      F. Federal Income Tax

      No provision for Federal income taxes is necessary because the Funds intend to qualify under Subchapter M of the Internal Revenue Code and their policy is to distribute all of their taxable income, including realized capital gains, within the prescribed time periods.

      In order to meet certain excise tax distribution requirements under
      Section 4982 of the Internal Revenue Code, the Funds are required to measure and distribute annually, if necessary, net capital gains realized during a twelvemonth period ending October 31. In this connection, the Funds are permitted to defer into their next fiscal year any net capital losses incurred between each November 1 and the end of their fiscal years. From November 1, 1999 through January 31, 2000, the Core Fixed Fund and the Core Plus Fund incurred net capital losses of $71,582 and $41,766, respectively, and has deferred and treated such losses as arising in the fiscal year ended January 31, 2001. From November 1, 2000 through January 31, 2001, the Core Large Cap Growth Fund and

                                                           State Street Research
                                                             Institutional Funds

Notes (cont'd)                                                  January 31, 2001

      the Large Cap Growth Fund incurred net capital losses of approximately $26,000 and $33,000, respectively, and intends to defer and treat such losses as arising in the fiscal year ended January 31, 2002.

      G. Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      H. Futures

      The Core Fixed and Core Plus Funds have entered into future contracts as a hedge against unfavorable market conditions and to enhance income. The Funds will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Funds will limit their risks by entering into a futures position only if it appears to be a liquid investment.

      Upon entering into a futures contract, the Funds deposit with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Funds receive from or pay to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      I. Securities Lending

      The Funds may seek additional income by lending portfolio securities to qualified institutions. The Funds will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Funds could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Funds will bear the loss. The entire amount of the collateral is invested in State Street Navigator Securities Lending Prime Portfolio. At January 31, 2001, the value of the securities loaned and the value of the collateral were as follows:

                                           Market Value              Collateral
                                           ------------              ----------
         Core Fixed Fund                     $2,115,520              $2,136,006
         Core Plus Fund                      $2,033,212              $2,074,147
         Core Large Cap Growth Fund            $230,663                $243,121
         Large Cap Growth Fund                 $271,661                $287,316

      During the year ended January 31, 2001, income from securities lending for Core Fixed, Core Plus, Core Large Cap Growth, and Large Cap Growth amounted to $3,179, $2,542, $472 and $524, respectively.

      J. Change in Accounting Principle

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Core Fixed Fund and the Core Plus Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classifications of certain amounts between interest income and realized and unrealized gain/loss in the

                                                           State Street Research
                                                             Institutional Funds

Notes (cont'd)                                                  January 31, 2001

      Statement of Operations. The Core Fixed Fund and the Core Plus Fund have not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.40%, 0.40%, 0.55% and 0.55% of the average daily net assets for the Core Fixed Fund, Core Plus Fund, Core Large Cap Growth Fund and Large Cap Growth Fund, respectively. In consideration of these fees, the Adviser furnishes the Funds with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management including accounting and legal services, custodial services and all other routine expenses incurred in connection with managing the business and affairs of the Funds. During the year ended January 31, 2001, the fees pursuant to such agreement amounted to $61,776, $52,529, $6,400 and $7,155 for the Core Fixed Fund, Core Plus Fund, Core Large Cap Growth Fund and Large Cap Growth Fund, respectively.

Note 3

The Adviser has contractually agreed to waive management fees and bear or reimburse certain other expenses until termination of such agreement. During the year ended January 31, 2001, the amounts of such expenses waived and reimbursed by the Adviser were $30,888, $26,265, $2,328 and $2,602 for the Core Fixed Fund, Core Plus Fund, Core Large Cap Growth Fund and Large Cap Growth Fund, respectively.

Note 4

For the year ended January 31, 2001, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, were as follows:

                                            Purchases               Sales
                                            ---------               -----
   Core Fixed Fund                         $49,840,961          $47,928,669
   Core Plus Fund                          $41,675,051          $40,862,063
   Core Large Cap Growth Fund               $1,049,830           $1,088,619
   Large Cap Growth Fund                    $1,066,325           $1,039,156

Purchases of $43,548,191 and $35,430,939 and sales of $41,710,613 and
$34,479,619 of U.S. Government obligations occurred in the Core Fixed Fund and Core Plus Fund, respectively.

Note 5

The Trust has entered into a Servicing Agreement with the Adviser under which the Adviser provides certain shareholder services to the Funds such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Funds. Under the Agreement, the Funds pay annual shareholder service fees to the Adviser at a rate of 0.30%, 0.20%, 0.10% and 0.05% of average daily net assets for Class I, Class II, Class III and Class IV shares, respectively. For the year ended January 31, 2001, fees pursuant to such agreement were as follows:

                                 Class I    Class II   Class III    Class IV
                                 -------    --------   ---------    --------
   Core Fixed Fund               $14,228      $3,134        $506      $4,326
   Core Plus Fund                 $1,512      $1,008        $504      $5,810
   Core Large Cap Growth Fund       $851        $568        $284        $156
   Large Cap Growth Fund            $955        $634        $317        $174

                                                           State Street Research
                                                          Core Fixed Income Fund

Notes (cont'd)                                                  January 31, 2001

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, no par value per share. At January 31, 2001, the Adviser owned 2,500 Class IV shares of each of the Core Fixed Fund, Core Plus Fund, Core Large Cap Growth Fund and Large Cap Growth Fund, and MetLife owned 50,152 shares of each Class I, Class II and Class III and 852,581 Class IV shares of the Core Fixed Fund. MetLife owned 50,268 shares of each Class I, Class II and Class III and 1,156,156 Class IV shares of Core Plus Fund, 25,024 shares of Class I, Class II, Class III and Class IV of Core Large Cap Growth Fund, and 26,470 shares of Class I, Class II, Class III and Class IV of Large Cap Growth Fund.

These transactions break down by share class as follows:

                                                                State Street Research Core Fixed Income Fund
                                               -----------------------------------------------------------------------------
                                                       August 2, 1999
                                                 (Commencement of Operations)                         Year ended
                                                     to January 31, 2000                           January 31, 2001
                                               --------------------------------            ---------------------------------
Class I                                          Shares                Amount                Shares                 Amount
                                               ----------            ----------            ----------            -----------
Shares sold                                       537,809            $5,417,118               130,117             $1,335,001
Issued upon reinvestment of:
 Dividends from net investment income              11,323               112,439                13,415                133,545
 Distribution from capital gains                    1,633                16,215                    --                     --
Conversion to Class II                                 --                    --              (514,018)            (5,118,098)
                                               ----------            ----------            ----------            -----------
Net increase (decrease)                           550,765            $5,545,772              (370,486)           $(3,649,552)
                                               ==========            ==========            ==========            ===========
Class II
Shares sold                                        50,010              $500,099                    --                     --
Issued upon reinvestment of:
 Dividend from net investment income                                         --                20,717               $212,617
 Distribution from capital gains                      152                 1,509                    --                     --
Conversion from Class I                                                                       514,018             5,118,098
                                               ----------            ----------            ----------            -----------
Net increase                                       50,162              $501,608               534,735             $5,330,715
                                               ==========            ==========            ==========            ===========
Class III
Shares sold                                        50,010              $500,099                    --                     --
Issued upon reinvestment of
 distribution from capital gains                      152                 1,509                    --                     --
                                               ----------            ----------            ----------            -----------
Net increase                                       50,162              $501,608                    --                     --
                                               ==========            ==========            ==========            ===========
Class IV
Shares sold                                       852,510            $8,525,099                    --                     --
Issued upon reinvestment of:
 Dividend from net investment income                   60                   599                    --                     --
 Distribution from capital gains                    2,521                25,028                    --                     --
                                               ----------            ----------            ----------            -----------
Net increase                                      855,091            $8,550,726                    --                     --
                                               ==========            ==========            ==========            ===========

                                                           State Street Research
                                                     Core Plus Fixed Income Fund

Notes (cont'd)                                                  January 31, 2001

                                                                State Street Research Core Plus Fixed Income Fund
                                               -----------------------------------------------------------------------------
                                                       August 2, 1999
                                                 (Commencement of Operations)                         Year ended
                                                     to January 31, 2000                           January 31, 2001
                                               --------------------------------            ---------------------------------
Class I                                          Shares                Amount                Shares                 Amount
                                               ----------           -----------            ----------            -----------
Shares sold                                        50,010              $500,099                    --                     --
Issued upon reinvestment of
 distribution from capital gains                      268                 2,656                    --                     --
Shares redeemed                                        --                    --                    --                     --
                                               ----------           -----------            ----------            -----------
Net increase                                       50,278              $502,755                    --                     --
                                               ==========           ===========            ==========            ===========
Class II
Shares sold                                        50,010              $500,099                    --                     --
Issued upon reinvestment of
 distribution from capital gains                      268                 2,656                    --                     --
Shares redeemed                                        --                    --                    --                     --
                                               ----------           -----------            ----------            -----------
Net increase                                       50,278              $502,755                    --                     --
                                               ==========           ===========            ==========            ===========
Class III
Shares sold                                        50,010              $500,099                    --                     --
Issued upon reinvestment of
 distribution from capital gains                      268                 2,656                    --                     --
Shares redeemed                                        --                    --                    --                     --
                                               ----------           -----------            ----------            -----------
Net increase                                       50,278              $502,755                    --                     --
                                               ==========           ===========            ==========            ===========
Class IV
Shares sold                                     1,152,510           $11,525,099                    --                     --
Issued upon reinvestment of:
 Dividend from net investment income                   66                   654                    --                     --
 Distribution from capital gains                    6,090                60,413                    --                     --
Shares redeemed                                        --                    --                    --                     --
                                               ----------           -----------            ----------            -----------
Net increase                                    1,158,666           $11,586,166                    --                     --
                                               ==========           ===========            ==========            ===========

                                                           State Street Research
                                                      Core Large Cap Growth Fund

Notes (cont'd)                                                  January 31, 2001

                                                                State Street Research Core Large Cap Growth Fund
                                               -----------------------------------------------------------------------------
                                                       August 2, 1999
                                                 (Commencement of Operations)                         Year ended
                                                     to January 31, 2000                           January 31, 2001
                                               --------------------------------            ---------------------------------
Class I                                          Shares                Amount                Shares                 Amount
                                               ----------           -----------            ----------            -----------
Shares sold                                        25,010              $250,098                    --                     --
Issued upon reinvestment of
 distribution from capital gains                       --                    --                    24                   $243
                                               ----------           -----------            ----------            -----------
Net increase                                       25,010              $250,098                    24                   $243
                                               ==========           ===========            ==========            ===========
Class II
Shares sold                                        25,010              $250,098                    --                     --
Issued upon reinvestment of
 distribution from capital gains                       --                    --                    24                   $243
                                               ----------           -----------            ----------            -----------
Net increase                                       25,010              $250,098                    24                   $243
                                               ==========           ===========            ==========            ===========
Class III
Shares sold                                        25,010              $250,098                    --                     --
Issued upon reinvestment of
 distribution from capital gains                       --                    --                    24                   $243
                                               ----------           -----------            ----------            -----------
Net increase                                       25,010              $250,098                    24                   $243
                                               ==========           ===========            ==========            ===========
Class IV
Shares sold                                        27,510              $275,096                    --                     --
Issued upon reinvestment of
 distribution from capital gains                       --                    --                    24                   $253
                                               ----------           -----------            ----------            -----------
Net increase                                       27,510              $275,096                    24                   $253
                                               ==========           ===========            ==========            ===========

                                                           State Street Research
                                                           Large Cap Growth Fund

Notes (cont'd)                                                  January 31, 2001

                                                                   State Street Research Large Cap Growth Fund
                                               -----------------------------------------------------------------------------
                                                       August 2, 1999
                                                 (Commencement of Operations)                         Year ended
                                                     to January 31, 2000                           January 31, 2001
                                               --------------------------------            ---------------------------------
Class I                                          Shares                Amount                Shares                 Amount
                                               ----------           -----------            ----------            -----------
Shares sold                                        25,010              $250,094                   386                 $4,806
Issued upon reinvestment of
 distribution from capital gains                       --                    --                 1,494                 16,478
                                               ----------           -----------            ----------            -----------
Net increase                                       25,010              $250,094                 1,880                $21,284
                                               ==========           ===========            ==========            ===========
Class II
Shares sold                                        25,010              $250,094                    --                     --
Issued upon reinvestment of
 distribution from capital gains                       --                    --                 1,471                $16,320
                                               ----------           -----------            ----------            -----------
Net increase                                       25,010              $250,094                 1,471                $16,320
                                               ==========           ===========            ==========            ===========
Class III
Shares sold                                        25,010              $250,094                    --                     --
Issued upon reinvestment of
 distribution from capital gains                       --                    --                 1,471                $16,320
                                               ----------           -----------            ----------            -----------
Net increase                                       25,010              $250,094                 1,471                $16,320
                                               ==========           ===========            ==========            ===========
Class IV
Shares sold                                        27,510              $275,092                   145                 $1,429
Issued upon reinvestment of
 distribution from capital gains                       --                    --                 1,471                 16,386
                                               ----------           -----------            ----------            -----------
Net increase                                       27,510              $275,092                 1,616                $17,815
                                               ==========           ===========            ==========            ===========

                                                           State Street Research
                                                          Core Fixed Income Fund

Financial Highlights

For a share outstanding throughout each year.(1)

                                                                 Class I                                   Class II
                                                 ---------------------------------------    ---------------------------------------
                                                   August 2, 1999                            August 2, 1999
                                                 (Commencement of                           (Commencement of
                                                  Operations) to           Year ended        Operations) to          Year ended
                                                 January 31, 2000       January 31, 2001    January 31, 2000       January 31, 2001
                                                 ----------------       ----------------    ----------------       ----------------
Net asset value, beginning of year ($) ........        10.00                   9.86               10.00                   9.86
                                                     -------                -------             -------                -------
Net investment income ($)* ....................         0.27                   0.64                0.29                   0.65
Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($) .......        (0.15)                  0.57               (0.17)                  0.56
                                                     -------                -------             -------                -------
Total from investment operations ($) ..........         0.12                   1.21                0.12                   1.21
                                                     -------                -------             -------                -------
Dividends from net investment income ($) ......        (0.23)                 (0.67)              (0.23)                 (0.68)
Distributions from capital gains ($) ..........        (0.03)                    --               (0.03)                    --
                                                     -------                -------             -------                -------
Total distributions ($) .......................        (0.26)                 (0.67)              (0.26)                 (0.68)
                                                     -------                -------             -------                -------
Net asset value, end of year ($) ..............         9.86                  10.40                9.86                  10.39
                                                     =======                =======             =======                =======

Total return (%)(2) ...........................         1.19(3)               12.62                1.22(3)               12.62
Ratios/supplemental data:
Net assets at end of year ($ thousands) .......        5,433                  1,875                 495                  6,080
Expense ratio (%)* ............................         0.50(4)                0.50                0.40(4)                0.40
Ratio of net investment income to average
    net assets (%)* ...........................         5.78(4)                6.40                5.81(4)                6.50
Portfolio turnover rate (%) ...................       213.41                 327.36              213.41                 327.36
* Reflects voluntary reduction of expenses
    per share of these amounts ($) ............         0.04                   0.02                0.04                   0.02

                                                                Class III                                  Class IV
                                                 ---------------------------------------    ---------------------------------------
                                                   August 2, 1999                            August 2, 1999
                                                 (Commencement of                           (Commencement of
                                                  Operations) to           Year ended        Operations) to          Year ended
                                                 January 31, 2000       January 31, 2001    January 31, 2000       January 31, 2001
                                                 ----------------       ----------------    ----------------       ----------------
Net asset value, beginning of year ($) ........        10.00                   9.86               10.00                   9.86
                                                     -------                -------             -------                -------
Net investment income ($)* ....................         0.30                   0.66                0.30                   0.67
Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($) .......        (0.17)                  0.57               (0.17)                  0.56
                                                     -------                -------             -------                -------
Total from investment operations ($) ..........         0.13                   1.23                0.13                   1.23
                                                     -------                -------             -------                -------
Dividends from net investment income ($) ......        (0.24)                 (0.69)              (0.24)                 (0.69)
Distributions from capital gains ($) ..........        (0.03)                    --               (0.03)                    --
                                                     -------                -------             -------                -------
Total distributions ($) .......................        (0.27)                 (0.69)              (0.27)                 (0.69)
                                                     -------                -------             -------                -------
Net asset value, end of year ($) ..............         9.86                  10.40                9.86                  10.40
                                                     =======                =======             =======                =======

Total return (%)(2) ...........................         1.26(3)               12.82                1.28(3)               12.87
Ratios/supplemental data:
Net assets at end of year ($ thousands) .......          495                    522               8,435                  8,892
Expense ratio (%)* ............................         0.30(4)                0.30                0.25(4)                0.25
Ratio of net investment income to average
    net assets (%)* ...........................         5.91(4)                6.60                5.93(4)                6.65
Portfolio turnover rate (%) ...................       213.41                 327.36              213.41                 327.36
* Reflects voluntary reduction of expenses
    per share of these amounts ($) ............         0.04                   0.02                0.04                   0.02

--------------------------------------------------------------------------------
(1)   Per-share figures have been calculated using the average shares method.
(2) Total return would be lower if the Distributor and its affiliates had not reduced a portion of the Fund's expenses.
(3)   Not annualized.
(4)   Annualized.

                                                           State Street Research
                                                     Core Plus Fixed Income Fund

Financial Highlights (cont'd)

For a share outstanding throughout each year.(1)

                                                                 Class I                                   Class II
                                                 ---------------------------------------    ---------------------------------------
                                                   August 2, 1999                            August 2, 1999
                                                 (Commencement of                           (Commencement of
                                                  Operations) to           Year ended        Operations) to          Year ended
                                                 January 31, 2000       January 31, 2001    January 31, 2000       January 31, 2001
                                                 ----------------       ----------------    ----------------       ----------------
Net asset value, beginning of year ($) ........        10.00                   9.86               10.00                   9.86
                                                     -------                -------             -------                -------
Net investment income ($)* ....................         0.30                   0.66                0.30                   0.67
Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($) .......        (0.14)                  0.54               (0.14)                  0.55
                                                     -------                -------             -------                -------
Total from investment operations ($) ..........         0.16                   1.20                0.16                   1.22
                                                     -------                -------             -------                -------
Dividends from net investment income ($) ......        (0.25)                 (0.72)              (0.25)                 (0.73)
Distributions from capital gains ($) ..........        (0.05)                    --               (0.05)                    --
                                                     -------                -------             -------                -------
Total distributions ($) .......................        (0.30)                 (0.72)              (0.30)                 (0.73)
                                                     -------                -------             -------                -------
Net asset value, end of year ($) ..............         9.86                  10.34                9.86                  10.35
                                                     =======                =======             =======                =======

Total return (%)(2) ...........................         1.62(3)               12.58                1.66(3)               12.78
Ratios/supplemental data:
Net assets at end of year ($ thousands) .......          496                    520                 496                    520
Expense ratio (%) * ...........................         0.50(4)                0.50                0.40(4)                0.40
Ratio of net investment income to average
    net assets (%) * ..........................         5.88(4)                6.59                5.98(4)                6.69
Portfolio turnover rate (%) ...................       234.12                 323.47              234.12                 323.47
* Reflects voluntary reduction of expenses
  per share of these amounts ($) ..............         0.04                   0.02                0.04                   0.02

                                                                Class III                                  Class IV
                                                 ---------------------------------------    ---------------------------------------
                                                   August 2, 1999                            August 2, 1999
                                                 (Commencement of                           (Commencement of
                                                  Operations) to           Year ended        Operations) to          Year ended
                                                 January 31, 2000       January 31, 2001    January 31, 2000       January 31, 2001
                                                 ----------------       ----------------    ----------------       ----------------
Net asset value, beginning of year ($) ........        10.00                   9.86               10.00                   9.86
                                                     -------                -------             -------                -------
Net investment income ($)* ....................         0.31                   0.68                0.31                   0.69
Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($) .......        (0.14)                  0.54               (0.14)                  0.54
                                                     -------                -------             -------                -------
Total from investment operations ($) ..........         0.17                   1.22                0.17                   1.23
                                                     -------                -------             -------                -------
Dividends from net investment income ($) ......        (0.26)                 (0.73)              (0.26)                 (0.74)
Distributions from capital gains ($) ..........        (0.05)                    --               (0.05)                    --
                                                     -------                -------             -------                -------
Total distributions ($) .......................        (0.31)                 (0.73)              (0.31)                 (0.74)
                                                     -------                -------             -------                -------
Net asset value, end of year ($) ..............         9.86                  10.35                9.86                  10.35
                                                     =======                =======             =======                =======

Total return (%)(2) ...........................         1.70(3)               12.88                1.72(3)               12.93
Ratios/supplemental data:
Net assets at end of year ($ thousands) .......          496                    520              11,426                 11,987
Expense ratio (%) * ...........................         0.30(4)                0.30                0.25(4)                0.25
Ratio of net investment income to average
    net assets (%) * ..........................         6.08(4)                6.79                6.13(4)                6.84
Portfolio turnover rate (%) ...................       234.12                 323.47              234.12                 323.47
* Reflects voluntary reduction of expenses
    per share of these amounts ($) ............         0.04                   0.02                0.04                   0.02

--------------------------------------------------------------------------------
(1)   Per-share figures have been calculated using the average shares method.
(2) Total return would be lower if the Distributor and its affiliates had not reduced a portion of the Fund's expenses.
(3)   Not annualized.
(4)   Annualized.

                                                           State Street Research
                                                      Core Large Cap Growth Fund

Financial Highlights (cont'd)

For a share outstanding throughout each year.(1)

                                                                 Class I                                   Class II
                                                 ---------------------------------------    ---------------------------------------
                                                   August 2, 1999                            August 2, 1999
                                                 (Commencement of                           (Commencement of
                                                  Operations) to           Year ended        Operations) to          Year ended
                                                 January 31, 2000       January 31, 2001    January 31, 2000       January 31, 2001
                                                 ----------------       ----------------    ----------------       ----------------
Net asset value, beginning of year ($) ........        10.00                  10.94               10.00                  10.95
                                                     -------                -------             -------                -------
Net investment income ($)* ....................         0.01                   0.00                0.01                   0.01
Net realized and unrealized gain (loss) on
    investments ...............................         0.93                  (0.20)               0.94                  (0.20)
                                                     -------                -------             -------                -------
Total from investment operations ($) ..........         0.94                  (0.20)               0.95                  (0.19)
                                                     -------                -------             -------                -------
Dividends from net investment income ($) ......           --                  (0.36)                 --                  (0.38)
Distributions from capital gains ($) ..........           --                  (0.01)                 --                  (0.01)
                                                     -------                -------             -------                -------
Total distributions ($) .......................           --                  (0.37)                 --                  (0.39)
                                                     -------                -------             -------                -------
Net asset value, end of year ($) ..............        10.94                  10.37               10.95                  10.37
                                                     =======                =======             =======                =======

Total return (%)(2) ...........................         9.40(3)               (1.99)               9.50(3)               (1.94)
Ratios/supplemental data:
Net assets at end of year ($ thousands) .......          274                    260                 274                    260
Expense ratio (%) * ...........................         0.65(4)                0.65                0.55(4)                0.55
Ratio of net investment income to average
    net assets (%) * ..........................         0.12(4)                0.00                0.22(4)                0.10
Portfolio turnover rate (%) ...................        40.53                  93.90               40.53                  93.90
* Reflects voluntary reduction of expenses
    per share of these amounts ($) ............         0.41                   0.02                0.41                   0.02

                                                                Class III                                  Class IV
                                                 ---------------------------------------    ---------------------------------------
                                                   August 2, 1999                            August 2, 1999
                                                 (Commencement of                           (Commencement of
                                                  Operations) to           Year ended        Operations) to          Year ended
                                                 January 31, 2000       January 31, 2001    January 31, 2000       January 31, 2001
                                                 ----------------       ----------------    ----------------       ----------------
Net asset value, beginning of year ($) ........        10.00                  10.95               10.00                  10.96
                                                     -------                -------             -------                -------
Net investment income ($) * ...................         0.02                   0.02                0.02                   0.03
Net realized and unrealized gain (loss) on
    investments ...............................         0.93                  (0.19)               0.94                  (0.21)
                                                     -------                -------             -------                -------
Total from investment operations ($) ..........         0.95                  (0.17)               0.96                  (0.18)
                                                     -------                -------             -------                -------
Dividends from net investment income ($) ......           --                  (0.40)                 --                  (0.40)
Distributions from capital gains ($) ..........           --                  (0.01)                 --                  (0.01)
                                                     -------                -------             -------                -------
Total distributions ($) .......................           --                  (0.41)                 --                  (0.41)
                                                     -------                -------             -------                -------
Net asset value, end of year ($) ..............        10.95                  10.37               10.96                  10.37
                                                     =======                =======             =======                =======

Total return (%)(2) ...........................         9.50(3)               (1.80)               9.60(3)               (1.83)
Ratios/supplemental data:
Net assets at end of year ($ thousands) .......          274                    260                 301                    286
Expense ratio (%) * ...........................         0.45(4)                0.45                0.40(4)                0.40
Ratio of net investment income to average
    net assets (%) * ..........................         0.32(4)                0.21                0.37(4)                0.26
Portfolio turnover rate (%) ...................        40.53                  93.90               40.53                  93.90
* Reflects voluntary reduction of expenses
    per share of these amounts ($) ............         0.41                   0.02                0.41                   0.02

--------------------------------------------------------------------------------
(1)   Per-share figures have been calculated using the average shares method.
(2) Total return would be lower if the Distributor and its affiliates had not reduced a portion of the Fund's expenses.
(3)   Not annualized.
(4)   Annualized.

                                                           State Street Research
                                                           Large Cap Growth Fund

Financial Highlights (cont'd)

For a share outstanding throughout each year.(1)

                                                                 Class I                                   Class II
                                                 ---------------------------------------    ---------------------------------------
                                                   August 2, 1999                            August 2, 1999
                                                 (Commencement of                           (Commencement of
                                                  Operations) to           Year ended        Operations) to          Year ended
                                                 January 31, 2000       January 31, 2001    January 31, 2000       January 31, 2001
                                                 ----------------       ----------------    ----------------       ----------------
Net asset value, beginning of year ($) ........        10.00                  12.31               10.00                  12.32
                                                     -------                -------             -------                -------
Net investment income ($)* ....................        (0.01)                 (0.03)              (0.00)                 (0.01)
Net realized and unrealized gain (loss) on
    investments ...............................         2.32                  (1.12)               2.32                  (1.14)
                                                     -------                -------             -------                -------
Total from investment operations ($) ..........         2.31                  (1.15)               2.32                  (1.15)
                                                     -------                -------             -------                -------
Dividends from net investment income ($) ......           --                  (0.35)                 --                  (0.36)
Distributions from capital gains ($) ..........           --                  (0.31)                 --                  (0.31)
Distribution in excess of capital gains ($) ...           --                  (0.34)                 --                  (0.34)
                                                     -------                -------             -------                -------
Total distributions ($) .......................           --                  (1.00)                 --                  (1.01)
                                                     -------                -------             -------                -------
Net asset value, end of year ($) ..............        12.31                  10.16               12.32                  10.16
                                                     =======                =======             =======                =======

Total return (%)(2) ...........................        23.10(3)              (10.02)              23.20(3)               (9.97)
Ratios/supplemental data:
Net assets at end of year ($ thousands) .......          308                    273                 308                    269
Expense ratio (%)* ............................         0.65(4)                0.65                0.55(4)                0.55
Ratio of net investment income to average
    net assets (%)* ...........................        (0.11)(4)              (0.21)              (0.01)(4)              (0.11)
Portfolio turnover rate (%) ...................        41.57                  82.83               41.57                  82.83
* Reflects voluntary reduction of expenses
    per share of these amounts ($) ............         0.41                   0.02                0.41                   0.02

                                                                Class III                                  Class IV
                                                 ---------------------------------------    ---------------------------------------
                                                   August 2, 1999                            August 2, 1999
                                                 (Commencement of                           (Commencement of
                                                  Operations) to           Year ended        Operations) to          Year ended
                                                 January 31, 2000       January 31, 2001    January 31, 2000       January 31, 2001
                                                 ----------------       ----------------    ----------------       ----------------
Net asset value, beginning of year ($) ........        10.00                  12.33               10.00                  12.33
                                                     -------                -------             -------                -------
Net investment income ($)* ....................         0.01                  (0.00)               0.01                   0.00
Net realized and unrealized gain (loss) on
    investments ...............................         2.32                  (1.14)               2.32                  (1.13)
                                                     -------                -------             -------                -------
Total from investment operations ($) ..........         2.33                  (1.14)               2.33                  (1.13)
                                                     -------                -------             -------                -------
Dividends from net investment income ($) ......           --                  (0.38)                 --                  (0.39)
Distributions from capital gains ($) ..........           --                  (0.31)                 --                  (0.31)
Distribution in excess of capital gains ($) ...           --                  (0.34)                 --                  (0.34)
                                                     -------                -------             -------                -------
Total distributions ($) .......................           --                  (1.03)                 --                  (1.04)
                                                     -------                -------             -------                -------
Net asset value, end of year ($) ..............        12.33                  10.16               12.33                  10.16
                                                     =======                =======             =======                =======

Total return (%)(2) ...........................        23.30(3)               (9.91)              23.30(3)               (9.85)
Ratios/supplemental data:
Net assets at end of year ($ thousands) .......          308                    269                 339                    296
Expense ratio (%)* ............................         0.45(4)                0.45                0.40(4)                0.40
Ratio of net investment income to average
    net assets (%)* ...........................         0.09(4)               (0.01)               0.14(4)                0.04
Portfolio turnover rate (%) ...................        41.57                  82.83               41.57                  82.83
* Reflects voluntary reduction of expenses
    per share of these amounts ($) ............         0.41                   0.02                0.41                   0.02

--------------------------------------------------------------------------------
(1)   Per-share figures have been calculated using the average shares method.
(2) Total return would be lower if the Distributor and its affiliates had not reduced a portion of the Fund's expenses.
(3)   Not annualized.
(4)   Annualized.

Report of Independent Accountants

To the Trustees of State Street Research Institutional Funds and the Shareholders of State Street Research Core Fixed Income Fund, State Street Research Core Plus Fixed Income Fund, State Street Research Core Large Cap Growth Fund and State Street Research Large Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of State Street Research Core Fixed Income Fund, State Street Research Core Plus Fixed Income Fund, State Street Research Core Large Cap Growth Fund and State Street Research Large Cap Growth Fund (the "Funds") at January 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 2001